UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22678

Salient MF Trust

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX   77027

(Address of principal executive offices)                                            (Zip code)

With a copy to:
John A. Blaisdell	George J. Zornada
Salient MF Trust	K & L Gates LLP
4265 San Felipe, 8th Floor	State Street Financial Center
Houston, TX 77027	One Lincoln Street
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 12/31/14

Date of reporting period: 06/30/14

Item 1. Reports to Stockholders.

Salient® MF Trust

Salient Risk Parity Fund
Salient MLP & Energy Infrastructure Fund II
Salient Alternative Beta Fund
Salient Trend Fund
Salient Global Equity Fund
Salient MLP Fund

Shareholder Report
For the periods ended June 30, 2014
(Unaudited)

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

We have been pleased with the results of the Salient Risk Parity Fund (“the Fund”) over the first half of 2014. Positive performance in five out of six months culminated in a 13.64% return YTD (Class I), which was attributable to losses from swap agreements offset by gains from futures contracts. The monthly returns over the first half of 2014 provide an illustration of the diversification inherent in a risk parity approach – each asset class contributed at different times, which produced steady returns at the Fund level.

		Net Performance without Sales Charge			60/40 Index[2] Return

Share Class	Commencement Date	YTD 2014	1 Year	Since Inception (Annualized)	YTD 2014	1 Year	Since Inception of Fund Share Class (Annualized)
Class A (SRPAX)	11/15/2012	13.45%	21.28%	6.50%	5.33%	15.27%	14.30%
Class C (SRPCX)	10/01/2012	13.15%	20.37%	4.14%	5.33%	15.27%	11.84%
Class I (SRPFX)	7/9/2012	13.64%	21.59%	5.19%	5.33%	15.27%	13.40%

		Net Performance with Maximum Sales Charge

Share Class	Commencement Date	YTD 2014	1 Year	Since Inception
Class A (SRPAX)	11/15/2012	7.19%	14.57%	2.84%
Class C (SRPCX)	10/01/2012	12.15%	19.37%	4.14%

Source: Salient Advisors, L.P. and Bloomberg, June 2014.

Returns above as of June 30, 2014.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual gross and net operating expense ratios for the Fund, based on the current Fund prospectus dated April 30, 2014, are as follows: Class A shares are 1.84% and 1.60% respectively, Class C shares are 2.59% and 2.35% respectively and Class I shares are 1.59% and 1.35% respectively. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until July 31, 2015. Returns do not reflect the taxes that investors may pay or distributions or the sale of shares.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

2 The 60/40 Index represents an allocation of 60% MSCI AC World Index (Equities), 40% Barclays Aggregate Bond Index (Bonds) - formerly the Lehman Aggregate Bond Index through Nov. 2008. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Barclays Capital U.S. Aggregate Bond Index is a composite comprised of the Barclays Capital U.S. Intermediate Government/Credit Index and the Barclay Capital Mortgage-Backed Securities Index. All issues in the index are rated investment grade or higher, have a least one year to maturity, and have an outstanding par value of at least $100 million. Note that the Fund’s allocation may differ substantially from 60% equities and 40% stocks. The index returns are from 1/1/2013 onward. One cannot invest directly in an index.

Semiannual Update

In our 2013 annual letter, we discussed how diversified approaches can lag in periods of outperformance by a single asset class. Last year was an excellent illustration of such a time period. The S&P 500 returned 32.4%, and equity-concentrated strategies outperformed a more balanced approach. Over longer holding periods, we believe that the best performing asset class will change from period to period. Thus, a balanced approach provides an opportunity to potentially outperform concentrated strategies across changing market environments, and relies less upon one’s ability to predict the future about individual market returns.

The Fund’s year-to-date attribution demonstrates how risk parity strategies are designed to operate. By having balanced exposure to asset classes that behave differently through time, the Fund has produced positive returns in five out of the six months in 2014 (with the return in the other month being nearly flat). In every month except for June, at least one sleeve of the Fund produced negative returns, but gains in the rest of the portfolio offset these losses.

In January, gains in treasury positions offset losses from an equity pullback. Equities rallied in February alongside commodities as a drought in Brazil and tensions in Ukraine resulted in sharp gains in several commodity contracts. The Fund was flat in March as continued gains in commodities and tilts from our proprietary momentum sleeve offset the losses from treasuries. In April, treasuries rallied while commodities continued to appreciate, offsetting losses from equities and momentum tilts. While the commodity surge reversed in May, returns from equities, treasuries and our momentum tilts offset the commodity detraction. June was the only month that saw positive contributions from every sleeve, with the largest contributions coming from equities and momentum.

We believe that the merits of a diversified approach become even more pronounced over longer holding periods. We did not predict the drought in Brazil and tensions in Ukraine that contributed to this year’s commodity rally. Instead, we simply held a balanced risk allocation to commodities that allowed the Fund to benefit from their appreciation. Going forward, we recognize that we cannot foresee the drivers of future economic environments. Instead, we rely on diversification across balanced exposure to assets that we believe may provide positive risk-adjusted returns over the long run.

The Fund’s allocation as of June 30, 2014 is shown in the pie chart below:

The data displayed in pie charts have been rounded to the nearest whole number for illustrative purposes only. Allocations are subject to change.

Source: Salient Advisors, L.P., June 30, 2014.

Investment Strategies and Techniques

The Fund seeks long term capital appreciation. The Fund seeks to achieve this goal by constructing a portfolio that balances equal risk exposure to a set of equities, commodities, interest rates, and momentum. While equities, commodities, and interest rates are asset classes, momentum is a strategy that trades the same underlying assets used in our long-only equity, commodity, and interest rate sleeves on a long/short basis. The momentum strategy buys exposure (i.e. “goes long”) assets that have appreciated in the past year and sells exposure (i.e. “goes short) assets that have depreciated. Risk is measured in terms of a statistic called covariance, which measures the degree to which assets have moved together historically.

Salient Advisors, L.P. (the “Adviser” or “Salient”) uses a mathematical approach in seeking to achieve the investment objective of the Fund. Using this approach, Salient determines the type, quantity, and mix of investment positions that the Fund should hold in order to achieve equal risk across asset classes/strategies and, to the degree possible, within the asset classes as well. The Adviser does not invest the assets of the Fund in securities or financial instruments based on its view of the investment merit of a particular security or instrument. In addition, the Adviser does not conduct conventional research or analysis, forecast market movements, or take defensive positions apart from those resulting from the systematic allocation to momentum.

The Fund’s top five positions based on risk contribution as of June 30, 2014 are shown below:

Top 5 Positions by Risk	% of Risk
10 Yr Euro-Bund Treasury	6.5%
10 Yr Canadian Treasury	5.9%
10 Yr US Treasury	5.6%
10 Yr Australian Treasury	4.8%
10 Yr Gilt Treasury	4.8%

The calculation of risk contribution is based on modern portfolio theory’s calculation of portfolio risk and the contribution of a portfolio’s underlying assets to the portfolio risk are based on the dollar weights, standard deviation, and correlation as calculated by Salient Advisors, L.P.

Allocations are subject to change. Data displayed here has been rounded to the nearest tenth for illustrative purposes only. The specific securities identified are not representative of all securities purchased or held by the Fund, and it should not be assumed that the investment in the securities was or will be profitable. Source: Salient Advisors, L.P., June 30, 2014.

Under normal conditions the Fund seeks to invest in derivatives that create economic leverage and whose performance is expected to correspond to the performance of the underlying asset classes without investing directly in those asset classes. Using derivatives allows us to gain more exposure to the asset classes than investing in more traditional assets such as stocks and bonds would allow. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other asset. In addition to risks relating to their underlying assets, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, margin, leverage, correlation, liquidity, tax, market, interest rate and management risks, as well as the risk of potential increased regulation of swaps and other derivatives. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Each of these risks is typically greater for the Fund than mutual funds that do not use derivatives to implement their investment strategy.

Summary

The Salient Risk Parity Fund is designed to take advantage of the increased potential return efficiency that stems from diversification. By balancing our exposure, we believe that we are creating a diversified portfolio that has the potential to deliver improved risk-adjusted returns through time. Over the first half of 2014, this diversified approach has performed well as gains from different asset classes offset losses in other asset classes each month, producing a steady return at the Fund level. We believe that the merits of a diversified approach become more evident over longer holding periods as economic regimes shift and different asset classes outperform. We thank you for your investment in the Fund and look forward to the second half of 2014.

We look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned herein.

Sincerely,

Lee Partridge

Chief Investment Officer

Roberto M. Croce, Ph.D.

Director of Quantitative Research

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

We are pleased to provide the semi-annual report of the Salient MLP & Energy Infrastructure Fund II (“Fund”) for the period ended June 30, 2014. The Fund ended the first half of 2014 with a 10.31% return in June, which was 4.39% ahead of the Alerian MLP Index (“AMZ”).2 We believe our outperformance in June was driven by stock selection as fifteen of the forty-three names in our portfolio (representing an aggregate 40.25% of the Fund’s weighting) had monthly gains in excess of 10.0%. It should be noted that twelve of these fifteen names, such as Rose Rock Midstream LP, The Williams Companies, Inc., and Plains GP Holdings, LP are not represented in the AMZ. From a sector standpoint, our overarching theme to overweight General Partners (“GPs”) and high-growth MLPs served us well in June as our eight GPs averaged 12.14% total return for the month. As of June 30, 2014, the Fund had total net assets of $1.15 billion and a NAV per share of $15.52.

		Net Performance without Sales Charge			Alerian MLP Index Return

Share Class	Commencement Date	YTD 2014	1 Year	Since Inception (Annualized)	YTD 2014	1 Year	Since Inception of Fund Share Class (Annualized)
Class A (SMAPX)	12/21/2012	24.21%	40.02%	38.32%	16.31%	21.57%	28.21%
Class C (SMFPX)	1/8/2013	23.70%	38.98%	35.88%	16.31%	21.57%	25.74%
Class I (SMLPX)	9/19/2012	24.27%	40.37%	33.94%	16.31%	21.57%	22.62%

		Net Performance with Maximum Sales Charge

Share Class	Commencement Date	YTD 2014	1 Year	Since Inception
Class A (SMAPX)	12/21/2012	17.41%	32.36%	33.27%
Class C (SMFPX)	1/8/2013	22.70%	37.98%	35.88%

Sources: Salient Capital Advisors, LLC and Alerian Capital Management, June 2014.

Returns above are as of June 30, 2014.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual gross and net operating expense ratios for the Fund, based on the current Fund prospectus dated April 30, 2014, are as follows: Class A shares are 2.65% and 2.49% respectively, Class C shares are 3.40% and 3.24% respectively and Class I shares are 2.40% and 2.24% respectively. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until July 31, 2015. Returns do not reflect the taxes that investors may pay or distributions or the sale of shares.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

2 Alerian MLP Index (AMZ) is a composite of the 50 most prominent energy MLPs that provides investors with a comprehensive benchmark for this emerging asset class. An investor may not invest directly in an index. Index performance does not reflect the deduction of fees and expenses.

The Fund’s portfolio composition and holdings at June 30, 2014 are shown below:

Sector Composition3,4

as of June 30, 2014

Top 10 Holdings3,4

as of June 30, 2014

Company Name	Ticker	Sector	Allocation
The Williams Companies, Inc.	WMB	Midstream Company	9.1%
Targa Resources Corp	TRGP	Midstream Company	7.0%
Kinder Morgan, Inc.	KMI	Midstream Company	5.0%
Plains GP Holdings LP	PAGP	Midstream Company	4.9%
Kinder Morgan Management, LLC	KMR	MLP Affiliate	4.8%
SemGroup Corp	SEMG	Midstream Company	4.0%
Enlink Midstream, LLC	ENLC	Midstream Company	3.9%
Spectra Energy Corp	SE	Midstream Company	3.9%
ONEOK, Inc.	OKE	Midstream Company	3.9%
NRG Yield, Inc.	NYLD	Other	3.7%

3 Data displayed here has been rounded to the nearest tenth for illustrative purposes only. The specific securities identified are not representative of all of the securities purchased or held by the Fund, and it should not be assumed that the investment in the securities identified was or will be profitable. Cash includes cash equivalents and unsettled security positions. Allocations are subject to change.

4 Source: Salient Capital Advisors, LLC, June 2014.

In the first half of 2014, the top and bottom contributors to the Fund’s performance included:

Top 5 Contributors to Fund Performance
	Security	Ticker	Return	Fund Contribution
1	Targa Resources Corp.	TRGP	59.9%	3.7%
2	The Williams Companies, Inc.	WMB	49.3%	3.3%
3	NRG Yield, Inc.	NYLD	31.9%	1.2%
4	Enbridge Energy Management, LLC	EEQ	25.2%	1.1%
5	Plains GP Holdings, L.P.	PAGP	20.8%	1.0%

Bottom 5 Contributors to Fund Performance
	Security	Ticker	Return	Fund Contribution
1	Midcoast Energy Partners, L.P.	MEP	3.8%	0.1%
2	One Gas, Inc.	OGS	13.7%	0.0%
3	Cheniere Energy Partners LP Holdings, LLC	CQH	2.2%	0.0%
4	CVR Refining, L.P.	CVRR	(1.8%)	0.0%
5	Kinder Morgan, Inc. Warrants exp. 05/25/17	KMI.WT	(31.4%)	(0.3%)

Source: Salient Capital Advisors, LLC, June 2014.

For illustrative purposes only. Past performance is not indicative of future results.

Numbers have been rounded for illustrative purposes.

Market Review

The positive momentum surrounding MLPs stalled during the first quarter of 2014 as the conventional wisdom that U.S. interest rates were unquestionably headed higher was, at least temporarily, proven wrong. Emerging market debt fears primarily in Turkey, Argentina, South Africa, and Puerto Rico roiled the markets and interest rates on the U.S. 10-Year Treasury fell from ~3.00% to ~2.60%.

The asset class has seen many yield-seeking investors continue to flock to the space. Ironically, the continued movement into MLPs comes at a time when nominal MLP yields are at record low levels. However, it appears to us that many investors are finding that a tax-deferred MLP yield of 5.4% is still appealing on a relative basis when compared to other asset classes. On a yield spread basis vs. treasuries, MLP yields are not too far below historical averages. Since 2006, the average yield spread between MLPs and the U.S. 10-Year Treasury has been 3.7% with a standard deviation of 1.7%, so the current spread of 3.06% is within a standard deviation of the historical norm. Based on these metrics, MLPs appear fairly valued in our opinion. MLPs have averaged a 2.27% premium (lower yield) spread vs. high yield bonds. The current spread is just 0.36%.5

5 Barclays U.S. High Yield Bond Index is a U. S. Aggregate index that is comprised of fixed-rate, publicly issued, non-investment grade debt. RISKS: Interest rate risk (as interest rates rise bond prices usually fall), the risk of issuer default, and inflation risk exist. As a lower-quality debt security, this involves greater risk of default or price changes and is more volatile than Bonds and T-Bills.

Summary

Our emphasis on above average distribution growth potential rather than nominal yield to achieve superior total returns has served us well during the first half of the year. We believe that being disciplined and maintaining our focus on choosing quality names using our “bottom up” stock selection approach will be key as some MLP valuations have become stretched. On the other hand, we believe the “bargains” have become harder to find but that will not keep us from looking.

Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid

President and Chief Executive Officer, MLP Business

Salient Capital Advisors, LLC

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

The first half of 2014 was a challenging environment for the Salient Alternative Beta Fund (“the Fund”). Momentum, trend, value and size struggled, leaving the Fund (Class I) down 16.77% YTD, which was attributable to gains from forward foreign currency exchange contracts offset by losses from futures contracts and swap agreements. The Fund finished the period with two months of positive performance, driven in large part by a return to the long-run relationships that we believe produce the alternative risk premia expressed in the Fund.

		Net Performance without Sales Charge			HFRI Macro Index[2] Return

Share Class	Commencement Date	YTD 2014	1 Year	Since Inception (Annualized)	YTD 2014	1 Year	Since Inception of Fund Share Class (Annualized)
Class A (SABAX)	3/28/2013	-16.90%	-14.66%	-16.92%	1.09%	1.60%	-0.15%
Class C (SABCX)	3/28/2013	-17.11%	-15.21%	-17.48%	1.09%	1.60%	-0.15%
Class I (SABFX)	2/28/2013	-16.77%	-14.43%	-13.51%	1.09%	1.60%	-0.48%

		Net Performance with Maximum Sales Charge

Share Class	Commencement Date	YTD 2014	1 Year	Since Inception
Class A (SABAX)	3/28/2013	-21.51%	-19.35%	-20.54%
Class C (SABCX)	3/28/2013	-17.94%	-16.06%	-17.48%

Source: Salient Advisors, L.P. and Bloomberg, June 2014.

Returns above as of June 30, 2014.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual gross and net operating expense ratios for the Fund, based on the current Fund prospectus dated April 30, 2014, are as follows: Class A shares are 2.16% and 1.62% respectively, Class C shares are 2.91% and 2.37% respectively and Class I shares are 1.91% and 1.37% respectively. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until July 31, 2015. Returns do not reflect the taxes that investors may pay or distributions or the sale of shares.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

2 The HFRI Macro (Total) Index: is an equally-weighted performance index of numerous hedge fund managers pursuing Macro strategies, which are predicated on theses about future movements in global macroeconomic variables and how financial instruments might respond to such movements. The Fund does not invest in hedge funds; rather it invests both long and short primarily in futures and forward contracts in order to gain exposure to a variety of non-traditional risk premia. The index only reports monthly data, thus the index returns above are from 4/1/2013 onwards (For Class A and C share comparisons) and from 3/1/2013 onwards (for I share comparison). One cannot invest directly in an index.

Semiannual Update

For the first half of 2014, the Fund’s carry strategies were the top performers, especially in currency, commodity and volatility carry strategies. The largest detraction came from the Fund’s most defensive strategy, equity index value, as more expensive European and domestic markets outperformed less expensive emerging markets.

Over the first quarter, equity index value detracted heavily without large enough gains from any of the other sleeves to offset the losses. In April, equity size was the largest detractor as small cap equities underperformed large cap equities. In May, equity value produced a positive return along with large gains from currency, commodity and volatility carry, resulting in a 0.76% gain at the Fund level. The Fund had its best month of the year so far in June, gaining 3.91%. During June eight of the nine strategies produced positive returns, with equity size being the largest contributor.

It is important to remember that the strategies represented in the Fund have historically exhibited low correlations with one another. Over shorter time spans, it can appear as though the strategies are more correlated than we believe they will be over longer time horizons. Since the Fund’s inception, the average correlation for each strategy with the other eight ranges from -0.15 to 0.23. Periods like we saw in the first quarter where many of the strategies lose value at the same time can result in the type of drawdown we experienced so far this year. However, over longer holding periods, we expect the strategies to behave differently and for unforeseen gains to help offset unforeseen losses.

In addition to being loosely correlated with one another, we believe that the strategies included in the Fund will be loosely correlated with the traditional holdings that dominate most investor’s portfolios. For this reason, we believe the Fund has the potential to provide valuable diversification in the context of a client’s larger portfolio. Each strategy is implemented in a systematic manner based on substantial academic research. We believe that each strategy represented in the Fund has theoretical justification for producing a positive potential return through time with low correlations to each other and traditional holdings.

Investment Strategies and Techniques

The investment objective of the Fund is to seek long term capital appreciation with low correlation to traditional core equity and bond market exposures. The Fund invests both long and short, primarily in futures and forward contracts, in order to gain exposure to a variety of non-traditional risk premia.

The data displayed in pie chart is for illustrative purposes only. It has been rounded to the nearest tenth decimal and may not equal 100% due to rounding. Allocations are subject to change.

Source: Salient Advisors, L.P., June 30, 2014.

Under normal conditions the Fund seeks to invest in derivatives that create economic leverage and whose performance is expected to correspond to the performance of the underlying asset classes, without investing directly in those asset classes. Using derivatives allows us to gain more exposure to the asset classes than investing in more traditional assets such as stocks and bonds would allow. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other asset. In addition to risks relating to their underlying assets, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, margin, leverage, correlation, liquidity, tax, market, interest rate and management risks, as well as the risk of potential increased regulation of swaps and other derivatives. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Each of these risks is typically greater for the Fund than mutual funds that do not use derivatives to implement their investment strategy.

Summary

While we have been disappointed with the Fund’s performance since inception, we remain highly convicted on the merits of the strategies employed in the Fund. We are proud to offer access to these potentially diversifying alternative return streams in a mutual fund that is accessible to the retail investor. We are pleased with the shift in trajectory as the Fund generated positive returns in both May and June, and we look forward to the rest of 2014.

We look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned herein.

Sincerely,

Lee Partridge

Chief Investment Officer

Roberto M. Croce, Ph.D.

Director of Quantitative Research

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

Following an inaugural year return of 22.24% in 2013, the Salient Trend Fund (the “Fund”) pulled back over the first half of 2014, drawing down by 12.16% on a year-to-date basis (Class I) all of which was attributable to losses from futures contracts and swap agreements. Since inception, the Fund remains up 4.89% relative to a return of 0.78% for the Barclay BTOP 50 Index over the same time period.

		Net Performance without Sales Charge			Barclay BTOP50 Index[2] Return

Share Class	Commencement Date	YTD 2014	1 Year	Since Inception (Annualized)	YTD 2014	1 Year	Since Inception of Fund Share Class (Annualized)
Class A (SPTAX)	3/28/2013	-12.32%	-0.61%	0.48%	0.25%	0.70%	-0.66%
Class C (SPTCX)	3/28/2013	-12.57%	-1.39%	-0.29%	0.25%	0.70%	-0.66%
Class I (SPTIX)	1/2/2013	-12.16%	-0.39%	4.89%	0.25%	0.70%	0.78%

		Net Performance with Maximum Sales Charge

Share Class	Commencement Date	YTD 2014	1 Year	Since Inception
Class A (SPTAX)	3/28/2013	-17.12%	-6.11%	-3.94%
Class C (SPTCX)	3/28/2013	-13.44%	-2.28%	-0.29%

Source: Salient Advisors, L.P. and Barclay Hedge, June 2014.

Returns above as of June 30, 2014.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual gross and net operating expense ratios for the Fund, based on the current Fund prospectus dated April 30, 2014, are as follows: Class A shares are 1.98% and 1.62% respectively, Class C shares are 2.73% and 2.37% respectively and Class I shares are 1.73% and 1.37% respectively. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until July 31, 2015. Returns do not reflect the taxes that investors may pay or distributions or the sale of shares.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

2 The Barclay BTOP50 Index seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. To be included in the BTOP50, the trading advisors must be: open for investment, willing to provide daily returns, at least two years of trading activity, and the advisors must have at least three years of operating history. The BTOP50 portfolio is equally weighted among the selected programs at the beginning of each calendar year and is rebalanced annually. The BTOP50 consists of a subset of the advisors who make up the managed futures industry, whereas the Fund is a single advisor. The index returns are from 3/27/2013 onwards (For Class A and C share comparisons) and from 1/2/2013 onwards (for I share comparison). One cannot invest directly in an index.

Semiannual Update

We designed the Fund to address what we view as several issues in the managed futures industry. In our opinion, many managed futures strategies run at too low of a volatility to provide meaningful diversification in a larger portfolio. This issue can be even more pronounced when low volatility strategies are delivered in fund of funds vehicles that typically carry high all in fees, making it very difficult for gains to flow through to the investor. By directly implementing a robust trend following frame work that targets a higher level of volatility (20% annualized standard deviation) in a low-fee mutual fund, we are attempting to provide investors with a potentially impactful portfolio building block.

The Fund experienced negative returns in each month of the first quarter with the biggest losses coming in February. In January, equities pulled back while interest rates fell, hurting the Fund’s long equity and short fixed income positions. The Fund’s commodity positions generated a positive return, but not enough to overcome the losses from the other asset classes. In February, equities rallied; however, several shocks in the commodities space resulted in a 11.35% loss for the month. Specifically, a drought in Brazil, a virus in the hogs market and escalating tensions in Ukraine sharply reversed the established trends in several of the Fund’s commodity exposures. While we expect losses of this magnitude to be infrequent, the February return is well within the range of expectations for a Fund targeting a 20% volatility level. In March, short treasury positions along with losses in the equity sleeve drove a -2.75% decline at the Fund level.

After a difficult first quarter, the Fund bounced back, producing positive returns in each month of the second quarter. A rebound in the commodity exposures coupled with positive returns from the equity bucket produced a 2.18% return over April and May. The Fund had its highest return of the year in June, 3.20%, with positive contributions from each of the equity, commodity, and treasury sleeves.

The Fund entered 2014 with long exposures across domestic, foreign developed and emerging market equities and short exposures to fixed income. The commodities sleeve was long energies, short metals and short agricultural commodities. By March, the Fund shifted to being short emerging market equities and long agricultural commodities. By June, the Fund shifted to being net long fixed income.

Since its inception, the Fund’s correlation to the S&P 500 has been 0.34 over a time period with predominantly positive equity trends. In the long run, we expect the correlation to equities to be even lower as the Fund will take both long and short equity positions as market sentiment changes.

The data displayed in the pie charts have been rounded to the nearest tenth for illustrative purposes only. Allocations are subject to change. Source: Salient Advisors, L.P., June 30, 2014.

Investment Strategies and Techniques

The Fund seeks long term capital appreciation with low correlation to traditional core equity and bond market exposures. The Fund seeks to achieve this goal by constructing a portfolio that captures short, medium and long term price trends. The Fund can invest in equities, commodities, interest rates, and currencies. Risk is measured in terms of a statistic called covariance, which measures the degree to which assets have moved together historically.

The Fund’s investment process begins with the construction of a proprietary, systematic trend-following strategy. Next, the Fund determines which global markets are appropriate for this strategy. The Fund then constructs a portfolio in which it attempts to balance the risk contribution of each trend-following strategy and the asset classes within each strategy and for which it targets a 20% annualized standard deviation of returns. The risk calculation is derived from each strategy’s standard deviation of returns, its correlation with each of the other strategies within the portfolio and the percentage weight of each strategy within the portfolio. The portfolio is rebalanced dynamically according to this framework on a monthly basis.

The Fund’s top five long and short positions based on risk contribution as of June 30, 2014 are shown below:

LONG POSITIONS		SHORT POSITIONS

Holding	% Risk Allocation	Holding	% Risk Allocation
Live Cattle Futures	4.5%	Corn Futures	3.2%
Cocoa Futures	4.0%	Wheat (CBOT) Futures	2.6%
Nifty Futures	3.9%	Silver Futures	1.5%
TSX 60 Futures	3.6%	Cotton Futures	0.9%
MSCI Taiwan Futures	3.6%	Sugar Futures	0.8%

Allocations are subject to change. Data displayed here has been rounded to the nearest tenth for illustrative purposes only. The specific securities identified are not representative of all securities purchased or held by the Fund, and it should not be assumed that the investment in the securities was or will be profitable. Source: Salient Advisors, L.P., June 30, 2014.

Under normal conditions the Fund seeks to invest in derivatives that create economic leverage and whose performance is expected to correspond to the performance of the underlying asset classes, without investing directly in those asset classes. Using derivatives allows us to gain more exposure to the asset classes than investing in more traditional assets such as stocks and bonds would allow. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other asset. In addition to risks relating to their underlying assets, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, margin, leverage, correlation, liquidity, tax, market, interest rate and management risks, as well as the risk of potential increased regulation of swaps and other derivatives. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Each of these risks is typically greater for the Fund than mutual funds that do not use derivatives to implement their investment strategy.

Summary

The Salient Trend Fund targets a 20% annualized volatility. In our view, loosely correlated alternatives need to be run at a meaningful level of volatility to provide investors with portfolio building blocks capable of delivering impactful diversification. Targeting a 20% annualized volatility means that investors should be prepared for swings on both sides of the distribution. After posting a 22.24% return in 2013, we were not surprised to see the strategy pull back in the first quarter. While we will never be happy when any of our Funds generate losses, we understand that volatility is a two-way street and that the willingness to endure volatile return streams is a necessary input to generate potential returns above the risk-free rate. We were happy to see the Fund produce positive returns in the second quarter and look forward to the rest of the year.

We look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned herein.

Sincerely,

Lee Partridge

Chief Investment Officer

Roberto M. Croce, Ph.D.

Director of Quantitative Research

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

It has been an exciting first year for the Salient Global Equity Fund (SGEAX, SGECX, SGEIX) (the “Fund”). As of June 30, 2014, the Fund had total assets under management of $74.4 million and a NAV per share of $12.28 (for Class I).

		Net Performance without Sales Charge			MSCI AC World Index[2] Return

Share Class	Commencement Date	YTD 2014	1 Year	Since Inception (Annualized)	YTD 2014	1 Year	Since Inception of Fund Share Class (Annualized)
Class A (SGEAX)	2/4/2013	4.24%	22.47%	14.92%	6.18%	22.70%	22.70%
Class C (SGECX)	2/4/2013	3.83%	21.57%	14.01%	6.18%	22.70%	22.70%
Class I (SGEIX)	1/3/2013	4.33%	22.72%	16.83%	6.18%	22.70%	22.70%

		Net Performance with Maximum Sales Charge

Share Class	Commencement Date	YTD 2014	1 Year	Since Inception
Class A (SGEAX)	2/4/2013	-1.52%	15.70%	10.41%
Class C (SGECX)	2/4/2013	2.83%	20.57%	14.01%

Source: Salient Advisors, L.P. and MSCI, June 2014.

Returns above are as of June 30, 2014.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual gross and net operating expense ratios for the Fund, based on the current Fund prospectus dated April 30, 2014, are as follows: Class A shares are 2.38% and 1.89% respectively, Class C shares are 3.13% and 2.64% respectively and Class I shares are 2.13% and 1.64% respectively. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.85% for Class A, 2.60% for Class C and 1.60% for Class I shares, excluding certain expenses, until July 31, 2015. Returns do not reflect the taxes that investors may pay or distributions or the sale of shares.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

2 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of approximately 2,500 stocks as of June 2014, while the Fund will build a portfolio of 40-60 stocks. The index returns are from 2/3/2013 onwards (For Class A and C share comparisons) and from 1/3/2013 onwards (for I share comparison). One cannot invest directly in an index.

Semiannual Update

Global markets achieved broad-based gains in the first half of the year, validating our view at the end of 2013 of a synchronous global recovery playing out in 2014. As of June 30, 2014, the MSCI AC World Index (“ACWI”) was up 6.18%, with the S&P 5003 up 6.81%, the MSCI Emerging Market Index4 up 6.14% and the MSCI Europe Index5 up 5.48%. China, a market where we had been cautiously optimistic, had a slow start to the year (the MSCI Hong Kong Index6 returned -3.36% in the first quarter), but has since rebounded with an 8.26% gain in the second quarter (4.62% YTD). We are constructive on China given historically low valuations.

For the first half of the year the Fund (Class I) generated a return of 4.33%, lagging the MSCI ACWI by 1.85%. The Fund fared well through the volatility in the first quarter with a return of 0.76% versus 1.08% for the benchmark, but underperformed in the second quarter with a return of 3.54% versus 5.04% as some of our European positions gave back gains from the first quarter and some of our picks in Information Technology underperformed.

Despite this, we remain constructive on Europe’s recovery and are collecting healthy dividends from investments in high quality multinationals with above average yields, while we wait for potential price appreciation. It is for this reason that we will look to maintain our overweight to Europe/UK versus the MSCI ACWI. We have also had positive contribution from our sector overweight to Energy for the first half of the year, where we continue to see strong earnings momentum at reasonable valuations. We are currently double weight in Energy against the MSCI ACWI and will continue to maintain this position through a collection of high yielding large cap oil majors, infrastructure MLPs and companies that are potential beneficiaries of strong US production growth.

The data displayed in pie charts have been rounded to the nearest whole number for illustrative purposes only. Allocations are subject to change.

Source: Salient Advisors, L.P., June 30, 2014.

3 The S&P 500 Index is an unmanaged, capitalization weighted index comprising publicly traded common stocks issued by companies in various industries. The S&P 500 Index is recognized as the leading broad-based measurement of changes in conditions of the U.S. equities market.

4 The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries. With 834 constituents, the index covers approximately 85% of free float-adjusted market capitalization in each country.

5 The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 15 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom.

6 The MSCI Hong Kong Index is designed to measure the performance of the large and mid cap segments of the Hong Kong market. With 39 constituents, the index covers approximately of the free float-adjusted market capitalization of the Hong Kong equity universe.

For the first half of 2014, the top five contributors to the Fund’s performance were Targa Resources Corp. (TRGP), Smith & Nephew plc (SN-LON), Saipem SpA (SPM-MIL), Royal Dutch Shell (RDS-A), and Total S.A. (TOT). Targa, a direct play on the ongoing US energy renaissance, benefited from processing the growing volumes of Natural Gas Liquids being produced in the Texas shale boom. Smith & Nephew benefited from a take-out speculation. Saipem is a turn-around story of an Italian oil services company that posted losses in 2013. We invested with the view that the company would return to profitability. Royal Dutch Shell and Total were yield plays on European oil majors that were inexpensive and paying dividends in excess of 5%. We were rewarded with capital appreciation when the market began to recognize the companies’ return to capital efficiency and sustainability of dividends.

The five largest detractors from the Fund’s performance were Ross Stores, Inc. (ROST), Loews Corporation (L), Teradata Corporation (TDC), Mediaset SpA (MS-MIL) and POSCO (PKX). Ross Stores performed well in 2013 with share prices increasing 38.5%. In the first half of 2014 it has underperformed as multiples compressed across the entire sector. Loews was hurt from its 51% ownership (15% of Loews’ portfolio) of Boardwalk Pipeline Partners, which fell close to 50% upon cutting its dividends. Loews also owns a 51% of Diamond Offshore Drilling, Inc. (22% of Loews’ portfolio), which operates in a segment of upstream energy that we believe may be challenged in the near term. Accordingly, we sold out of the position.

Our thesis on Teradata was that the demand for its high-end data warehouse systems had paused rather than structurally slowed. The company’s guidance, however, revealed longer term structural issues, and we sold the position in response. Mediaset, an Italian media conglomerate, was a play on the Italian recovery through the highly economically sensitive ad market. While the ad market recovery has taken longer than anticipated, we continue to believe that the company is well-positioned to potentially benefit from its imminent inflection and that the quality of its assets is not reflected in the current price. POSCO, part of the opportunistic sleeve of the portfolio, was purchased to benefit from an inflection in the global steel market; however, the combination of stubborn Chinese oversupply and negative currency effects of a strong South Korean Won derailed the thesis and thus POSCO was sold.

Summary

At the end of 2013 we began cautiously adding exposure to emerging markets. It was our view (and an operative theme at the start of 2014) that the commodity super-cycle had ended and that emerging markets could suffer due to their high correlations with commodity prices; however, we think valuations in markets like China and Brazil have become increasingly compelling.

We look forward to providing regular updates on our progress. Please visit our website at www.salientfunds.com for the latest details.

Please note this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase of sale of shares of the Fund.

Sincerely,

Ajay Mehra

Managing Director

Head of Equities, Salient Advisors, L.P.

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

We are pleased to provide the first semi-annual report of the Salient MLP Fund (“Fund”) for the period ended June 30, 2014. The Fund launched on April 2, 2014 with an investment objective to provide a high level of total return with an emphasis of making quarterly cash distributions. It seeks to achieve its investment objective by investing at least 80% of its assets in securities of Master Limited Partnerships (“MLPs”). The remaining Fund investments typically consist of MLP general partners and MLP affiliates. The Fund has generated approximately a 13.25% total return since inception (for Class I), with the primary drivers of Fund performance coming from its average top five holdings.2 These average top five holdings, which were Enterprise Products Partners, L.P. (EPD); Rose Rock Midstream, L.P. (RRMS), Magellan Midstream Partners, L.P. (MMP); Targa Resources Corp (TRGP) and Energy Transfer Equity, L.P. (ETE), contributed approximately 6.5% total return to the Fund’s performance. It should further be noted that three of these five names – RRMS, TRGP and ETE are not represented in the Alerian MLP Index (“AMZ”).

Share Class	Commencement Date	Net Performance Since Inception without Sales Charge	Alerian MLP Index Return Since Inception of Fund Share Class
Class A (SAMCX)	4/2/2014	13.24%	12.48%
Class C (SCMCX)	4/2/2014	12.98%	12.48%
Class I (SIMCX)	4/2/2014	13.25%	12.48%

Share Class	Commencement Date	Net Performance Since Inception with Maximum Sales Charge
Class A (SAMCX)	4/2/2014	7.03%
Class C (SCMCX)	4/2/2014	11.98%

Sources: Salient Capital Advisors, LLC and Alerian Capital Management, June 2014.

Returns above as of 6/30/2014.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual gross and net operating expense ratios for the Fund, based on the current Fund prospectus dated April 30, 2014, are as follows: Class A shares are 3.23% and 1.87% respectively, Class C shares are 3.98% and 2.62% respectively and Class I shares are 2.98% and 1.62% respectively. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until July 31, 2015. Returns do not reflect the taxes that investors may pay or distributions or the sale of shares.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

2 Salient Capital Advisors, LLC, June 30, 2014.

The Fund’s portfolio composition and holdings at June 30, 2014 are shown below:

Sector Composition3,4

as of June 30, 2014

Top 10 Holdings3,4

as of June 30, 2014

Company Name	Ticker	Sector	Allocation
Enterprise Products Partners, LP	EPD	MLP	8.0%
NGL Energy Partners, LP*	NGL	MLP	7.8%
Summit Midstream Partners, LP	SMLP	MLP	4.9%
Magellan Midstream Partners, LP	MMP	MLP	4.9%
Rose Rock Midstream, LP	RRMS	MLP	4.9%
Energy Transfer Equity, LP	ETE	MLP	4.1%
Targa Resources Corp	TRGP	Midstream Company	4.1%
Western Gas Equity Partners, LP	WGP	MLP	4.0%
Oiltanking Partners, LP	OILT	MLP	3.9%
Plains All American Pipeline, LP	PAA	MLP	3.4%

* Note: These holdings include restricted and unrestricted shares.

3 Data displayed here has been rounded to the nearest tenth for illustrative purposes only. The specific securities identified are not representative of all of the securities purchased or held by the Fund, and it should not be assumed that the investment in the securities identified was or will be profitable. Cash includes cash equivalents and unsettled security positions. Allocations are subject to change.

4 Source: Salient Capital Advisors, LLC, June 2014.

As of June 30, 2014, the top and bottom contributors to the Fund’s performance included:

Top 5 Contributors to Fund Performance
	Security	Ticker	Return	Fund Contribution
1	Targa Resources Corp.	TRGP	35.7%	1.6%
2	Rose Rock Midstream LP	RRMS	30.7%	1.6%
3	Williams Companies, Inc.	WMB	44.9%	1.5%
4	Energy Transfer Equity, LP	ETE	24.3%	1.2%
5	Enterprise Products Partners, LP	EPD	12.7%	1.1%

Bottom 5 Contributors to Fund Performance
	Security	Ticker	Return	Fund Contribution
1	Williams Partners L.P.	WPZ	7.1%	0.2%
2	Memorial Production Partners, L.P.	MEMP	6.9%	0.1%
3	Sunoco Logistics Partners, L.P.	SXL	6.5%	0.1%
4	Tallgrass Energy Partners, L.P.	TEP	5.6%	0.2%
5	Kinder Morgan, Inc.	KMI	2.1%	0.0%

Source: Salient Capital Advisors, LLC, June 2014.

For illustrative purposes only. Past performance is not indicative of future results.

Numbers have been rounded for illustrative purposes.

Market Review

The positive momentum surrounding MLPs stalled during the first quarter of 2014 as the conventional wisdom that U.S. interest rates were unquestionably headed higher was, at least temporarily, proven wrong. Emerging market debt fears primarily in Turkey, Argentina, South Africa, and Puerto Rico roiled the markets and interest rates on the U.S. 10-Year Treasury fell from ~3.00% to ~2.60%.

The asset class has seen many yield-seeking investors continue to flock to the space. Ironically, the continued movement into MLPs comes at a time when nominal MLP yields are at record low levels. However, it appears to us that many investors are finding that a tax-deferred MLP yield of 5.4% is still appealing on a relative basis when compared to other asset classes. On a yield spread basis vs. treasuries, MLP yields are not too far below historical averages. Since 2006, the average yield spread between MLPs and the U.S. 10-Year Treasury has been 3.7% with a standard deviation of 1.7%, so the current spread of 3.06% is within a standard deviation of the historical norm. Based on these metrics, MLPs appear fairly valued in our opinion. MLPs have averaged a 2.27% premium (lower yield) spread vs. high yield bonds. The current spread is just 0.36%.5

5 Barclays U.S. High Yield Bond Index is a U. S. Aggregate index that is comprised of fixed-rate, publicly issued, non-investment grade debt. RISKS: Interest rate risk (as interest rates rise bond prices usually fall), the risk of issuer default, and inflation risk exist. As a lower-quality debt security, this involves greater risk of default or price changes and is more volatile than Bonds and T-Bills.

Summary

Our emphasis on above average distribution growth potential rather than nominal yield to achieve superior total returns has served us well during the first three months of the Fund’s operations. We believe that being disciplined and maintaining our focus on choosing quality names using our “bottom up” stock selection approach will be key as some MLP valuations have become stretched. On the other hand, we believe the “bargains” have become harder to find but that will not keep us from looking.

Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid

President and Chief Executive Officer, MLP Business

Salient Capital Advisors, LLC

Expense Examples

Table of Shareholder Expenses—as of June 30, 2014 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014 (unless otherwise noted).

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period(1) 1/1/14 – 6/30/14	Annualized Expense Ratio During Period 1/1/14 – 6/30/14
Salient Risk Parity Fund	Class A	$1,000.00	$1,134.50	$8.63	1.63%
	Class C	1,000.00	1,131.50	12.58	2.38%
	Class I	1,000.00	1,136.40	7.31	1.38%
Salient MLP & Energy Infrastructure Fund II	Class A	1,000.00	1,242.10	12.06	2.17%
	Class C	1,000.00	1,237.00	16.20	2.92%
	Class I	1,000.00	1,242.70	10.68	1.92%
Salient Alternative Beta Fund	Class A	1,000.00	831.00	7.63	1.68%
	Class C	1,000.00	828.90	11.02	2.43%
	Class I	1,000.00	832.30	6.50	1.43%
Salient Trend Fund	Class A	1,000.00	876.80	7.96	1.71%
	Class C	1,000.00	874.30	11.43	2.46%
	Class I	1,000.00	878.40	6.80	1.46%
Salient Global Equity Fund	Class A	1,000.00	1,042.40	9.37	1.85%
	Class C	1,000.00	1,038.30	13.14	2.60%
	Class I	1,000.00	1,043.30	8.11	1.60%
Salient MLP Fund	Class A(2)	1,000.00	1,132.40	4.26	1.62%
	Class C(2)	1,000.00	1,129.80	6.20	2.36%
	Class I(2)	1,000.00	1,132.50	3.50	1.33%

(1) Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

(2) Information shown reflects values using expense ratios and rates of return for the 91 days of operation for the period from April 2, 2014 (commencement of operations) through June 30, 2014.

Table of Shareholder Expenses—as of June 30, 2014 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period(1) 1/1/14 – 6/30/14	Annualized Expense Ratio During Period 1/1/14 – 6/30/14
Salient Risk Parity Fund	Class A	$1,000.00	$1,016.71	$8.15	1.63%
	Class C	1,000.00	1,012.99	11.88	2.38%
	Class I	1,000.00	1,017.95	6.90	1.38%
Salient MLP & Energy Infrastructure Fund II	Class A	1,000.00	1,014.03	10.84	2.17%
	Class C	1,000.00	1,010.31	14.55	2.92%
	Class I	1,000.00	1,015.27	9.59	1.92%
Salient Alternative Beta Fund	Class A	1,000.00	1,016.46	8.40	1.68%
	Class C	1,000.00	1,012.74	12.13	2.43%
	Class I	1,000.00	1,017.70	7.15	1.43%
Salient Trend Fund	Class A	1,000.00	1,016.31	8.55	1.71%
	Class C	1,000.00	1,012.60	12.28	2.46%
	Class I	1,000.00	1,017.55	7.30	1.46%
Salient Global Equity Fund	Class A	1,000.00	1,015.62	9.25	1.85%
	Class C	1,000.00	1,011.90	12.97	2.60%
	Class I	1,000.00	1,016.86	8.00	1.60%
Salient MLP Fund	Class A(2)	1,000.00	1,016.76	8.10	1.62%
	Class C(2)	1,000.00	1,013.09	11.78	2.36%
	Class I(2)	1,000.00	1,018.20	6.66	1.33%

(1) Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

(2) Information shown reflects values using expense ratios and rates of return for the 90 days of operation during the period, and has been annualized to reflect values from April 2, 2014 (commencement of operations) through June 30, 2014.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments

June 30, 2014

(Unaudited)

Other Assets and Liabilities—100.0%	$98,894,081

Net Assets—100.0%	$98,894,081

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Treasury Bond	September 2014	175	$19,876,735	$332,858
10 Year Canada Bond	September 2014	294	37,471,291	261,912
10 Year Japan Government Bond	September 2014	39	56,080,067	199,234
10 Year U.S. Treasury Note	September 2014	364	45,562,563	72,226
Amsterdam Exchanges Index	July 2014	39	4,413,432	(27,395)
ASX SPI 200 Index	September 2014	39	4,921,559	8,136
CAC 40 10 Euro	July 2014	62	3,753,871	(88,886)
Cocoa*	September 2014	208	6,504,160	99,116
Coffee ‘C’*	September 2014	62	4,071,075	48,482
Corn*	September 2014	195	4,082,813	(225,790)
Cotton No.2*	December 2014	126	4,631,130	(273,734)
E-Mini S&P 500	September 2014	96	9,371,520	72,167
E-Mini S&P MidCap 400	September 2014	62	8,861,660	97,957
Euro-Bund	September 2014	205	41,263,846	619,959
FTSE 100 Index	September 2014	44	5,052,859	(51,331)
FTSE/JSE Top 40 Index	September 2014	108	4,682,880	(6,264)
FTSE/MIB Index	September 2014	23	3,354,344	(132,828)
Gasoline RBOB*	July 2014	33	4,218,014	175,752
German Stock Index	September 2014	11	3,712,415	(32,696)
Gold 100 Oz*	August 2014	14	1,850,800	40,908
Hang Seng China Enterprises Index	July 2014	20	1,321,514	9,074
Hang Seng Index	July 2014	21	3,130,139	29,571
IBEX 35 Index	July 2014	24	3,567,221	(46,100)
ICE Brent Crude*	August 2014	52	5,827,640	245,645
ICE Gas Oil*	August 2014	65	5,971,875	184,182
Lean Hogs*	August 2014	133	7,066,290	307,625
Live Cattle*	August 2014	145	8,704,350	685,491
LME Primary Nickel*	August 2014	43	4,905,096	25,495
LME Zinc*	August 2014	121	6,697,350	380,203
Long Gilt	September 2014	152	28,590,222	(393)
MSCI Taiwan Stock Index	July 2014	174	5,783,760	97,183
Natural Gas*	July 2014	141	6,290,010	(211,515)
NY Harbor ULSD*	July 2014	45	5,623,317	184,893
NYMEX WTI Crude*	July 2014	50	5,268,500	171,713
OMXS30 Index	July 2014	189	3,903,310	(12,874)
Russell 2000 Mini Index	September 2014	63	7,498,890	134,442
S&P/Toronto Stock Exchange 60 Index	September 2014	33	5,342,975	42,661
SGX MSCI Singapore Index	July 2014	53	3,150,409	(7,045)

See accompanying notes to financial statements.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments, continued

June 30, 2014

(Unaudited)

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
SGX S&P CNX Nifty Index	July 2014	309	$4,713,177	$6,137
Silver*	September 2014	9	947,520	37,060
Soybean*	November 2014	111	6,422,738	(376,074)
Tokyo Price Index	September 2014	15	1,869,632	16,211
Wheat*	September 2014	182	5,255,250	(266,034)

			$411,588,219	$2,827,334

Futures Contracts Sold:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Copper*	September 2014	11	$880,963	$(43,869)
LME Lead*	August 2014	38	2,052,713	(41,856)
LME Primary Aluminum*	August 2014	58	2,724,913	4,579
Sugar #11*	September 2014	175	3,529,960	(43,437)

			$9,188,549	$(124,583)

*	All or a portion of these investments are held by Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”)

Total Return Swap Agreements—Long Positions:
Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Ibovespa Index	Goldman Sachs	8/14/14	$1,871,354	$(29,479)
KOSPI 200 Index	Goldman Sachs	9/18/14	2,833,449	(3,972)

			$4,704,803	$(33,451)

Allocation of Portfolio Holdings:
Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Commodity Risk	$103,526,477	24.3%
Equity Risk	93,110,370	21.9%
Interest Rate Risk	228,844,724	53.8%

Total	$425,481,571	100.0%

See accompanying notes to financial statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Consolidated Schedule of Investments

June 30, 2014

(Unaudited)

	Shares/Units	Fair Value

Master Limited Partnerships and Related Companies—97.3%
Coal—0.7%
United States—0.7%
Alliance Holdings GP, L.P.(1)	124,201	$8,046,983

		8,046,983

Crude/Natural Gas Production—1.6%
United States—1.6%
Memorial Production Partners, L.P.(1)	363,366	8,807,992
Western Gas Equity Partners, L.P.(1)	158,905	9,963,343

		18,771,335

Crude/Refined Products Pipelines—29.0%
United States—29.0%
Arc Logistics Partners, L.P.(1)	220,984	5,453,885
CVR Refining, L.P.(1)	407,097	10,181,496
Enbridge Energy Management, LLC(1)(2)	1,008,347	35,544,243
Kinder Morgan, Inc.	1,632,601	59,198,112
Kinder Morgan Management, LLC(1)(2)	731,946	57,772,485
Magellan Midstream Partners, L.P.(1)(3)	170,846	14,357,898
Oiltanking Partners, L.P.(1)	93,126	8,793,888
Plains GP Holdings, L.P., Class A(1)	1,811,805	57,959,642
Rose Rock Midstream, L.P.(1)	286,359	15,646,656
SemGroup Corp.	610,207	48,114,822
Summit Midstream Partners, L.P.(1)	365,897	18,605,862
Western Refining Logistics, L.P.(1)	114,300	3,738,753

		335,367,742

Electric Utilities—3.8%
United States—3.8%
NRG Yield, Inc., Class A	841,842	43,817,876

		43,817,876

Independent Power and Renewable Electricity Producers—2.7%
United Kingdom—2.7%
Abengoa Yield PLC(1)	821,329	31,062,663

		31,062,663

Independent Power Producers & Energy Traders—0.9%
United States—0.9%
Pattern Energy Group, Inc.	311,154	10,302,309

		10,302,309

See accompanying notes to financial statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Consolidated Schedule of Investments, continued

June 30, 2014

(Unaudited)

	Shares/Units	Fair Value

Natural Gas Gathering/Processing—29.9%
United States—29.9%
Access Midstream Partners, L.P.(1)	176,298	$11,203,738
EnLink Midstream, LLC	1,126,441	46,927,532
Linn Co., LLC	1,053,572	32,966,268
MarkWest Energy Partners, L.P.(1)	214,089	15,324,491
NGL Energy Partners, L.P.(1)(4)(5)	477,500	18,636,825
NGL Energy Partners, L.P.(1)	481,500	20,868,210
Targa Resources Corp.	601,578	83,962,240
Targa Resources Partners, L.P.(1)	126,780	9,118,018
Williams Companies, Inc.	1,861,003	108,328,984

		347,336,306

Natural Gas/Natural Gas Liquids Pipelines—16.8%
Monaco—0.1%
GasLog Partners, L.P.(1)	29,857	1,086,496

		1,086,496

United States—16.7%
Buckeye Partners, L.P.(1)	40,545	3,367,668
Energy Transfer Equity, L.P.(1)(3)	504,614	29,741,949
Energy Transfer Partners, L.P.(1)	152,678	8,850,744
Enterprise Products Partners, L.P.(1)	440,544	34,490,190
EQT Midstream Partners, L.P.(1)	212,734	20,579,887
ONEOK, Inc.	675,383	45,980,075
PBF Logistics, L.P.(1)	122,610	3,374,227
Spectra Energy Corp.	1,101,950	46,810,835

		194,282,071

Shipping—10.0%
Bermuda—2.9%
Golar LNG Partners, L.P.(1)	894,582	32,965,347

Republic of the Marshall Islands—3.5%
Dynagas LNG Partners, L.P.(1)	446,067	10,817,125
Navios Maritime Partners, L.P.(1)	663,522	12,898,868
Teekay Offshore Partners, L.P.(1)	480,002	17,328,072

United States—3.6%
Capital Product Partners, L.P.(1)	2,007,471	22,925,319
Seadrill Partners, LLC(1)	552,156	18,309,493

		115,244,224

See accompanying notes to financial statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Consolidated Schedule of Investments, continued

June 30, 2014

(Unaudited)

	Shares/Units	Fair Value

Transportation Infrastructure—1.9%
United States—1.9%
Macquarie Infrastructure Co.	347,983	$21,703,700

		21,703,700

Total Master Limited Partnerships and Related Companies (Cost $871,159,351)		$1,125,935,209

Warrant—0.2%
Crude/Refined Products Pipelines—0.2%
United States—0.2%
Kinder Morgan, Inc.(1)	721,697	2,006,318

Total Warrant (Cost $3,537,360)		$2,006,318

Total Investments—97.5% (Cost $874,696,711)		1,127,941,527
Other Assets and Liabilities—2.5%		28,621,261

Total Net Assets—100.0%		$1,156,562,788

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

PLC—Public Limited Company

(1)	Non-income producing security.
(2)	Distributions are paid-in-kind.
(3)	All or a portion of these securities are held by Salient MLP & Energy Infrastructure Fund II, Inc. (the “MLP Subsidiary”).
(4)

Restricted security is exempt from registration under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. See footnote 2(g) in the notes to financial statements for further information.

(5)	Securities have been fair valued in good faith using fair value procedures approved by the Board of Trustees and represent 1.6% of net assets.

See accompanying notes to financial statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Consolidated Schedule of Investments, continued

June 30, 2014

(Unaudited)

Allocation of Portfolio Holdings:

Salient MLP & Energy Infrastructure Fund II invested in the following industries as of June 30, 2014:

	Value	% of Total Investments
Coal	$8,046,983	0.7%
Crude/Natural Gas Production	18,771,335	1.7%
Crude/Refined Products Pipelines	337,374,060	29.9%
Electric Utilities	43,817,876	3.9%
Independent Power and Renewable Electricity Producers	31,062,663	2.8%
Independent Power Producers & Energy Traders	10,302,309	0.9%
Natural Gas Gathering/Processing	347,336,306	30.8%
Natural Gas/Natural Gas Liquids Pipelines	194,282,071	17.2%
Shipping	115,244,224	10.2%
Transportation Infrastructure	21,703,700	1.9%

Total	$1,127,941,527	100.0%

Salient MLP & Energy Infrastructure Fund II invested in securities with exposure to the following countries as of June 30, 2014:

	Value	% of Total Investments
Bermuda	$32,965,347	2.9%
Monaco	1,086,496	0.1%
Republic of the Marshall Islands	41,044,065	3.6%
United Kingdom	31,062,663	2.8%
United States	1,021,782,956	90.6%

Total	$1,127,941,527	100.0%

See accompanying notes to financial statements.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments

June 30, 2014

(Unaudited)

Other Assets and Liabilities—100.0%	$28,924,761

Net Assets—100.0%	$28,924,761

Futures Contracts Purchased:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Treasury Bond	September 2014	2	$227,163	$698
10 Year Canada Bond	September 2014	6	764,720	4,852
10 Year Japan Government Bond	September 2014	1	1,437,950	5,194
10 Year U.S. Treasury Note	September 2014	5	625,859	3,220
Amsterdam Exchanges Index	July 2014	12	1,357,979	(7,837)
ASX SPI 200 Index	September 2014	8	1,009,551	1,669
Cocoa*	September 2014	64	2,001,280	30,618
Coffee ‘C’*	September 2014	9	590,963	8,222
Corn*	December 2014	190	4,039,875	(181,355)
Euro-Bund	September 2014	6	1,207,722	16,851
FTSE/JSE Top 40 Index	September 2014	21	910,560	(304)
FTSE/MIB Index	September 2014	19	2,770,980	(101,869)
Gasoline RBOB*	November 2014	53	6,209,872	276,529
Hang Seng China Enterprises Index	July 2014	6	396,454	3,290
Hang Seng Index	July 2014	5	745,271	7,499
IBEX 35 Index	July 2014	16	2,378,147	(28,785)
ICE Brent Crude*	August 2014	31	3,474,170	138,130
ICE Gas Oil*	November 2014	31	2,869,825	(39,633)
Lean Hogs*	August 2014	34	1,806,420	93,765
Live Cattle*	August 2014	109	6,543,270	255,369
Long Gilt	September 2014	1	188,094	(485)
MSCI Taiwan Stock Index	July 2014	66	2,193,840	36,358
Natural Gas*	July 2014	149	6,646,890	(323,931)
NY Harbor ULSD*	July 2014	24	2,999,102	100,336
NYMEX WTI Crude*	October 2014	12	1,235,760	49,350
Russell 2000 Mini Index	September 2014	94	11,188,820	202,694
S&P/Toronto Stock Exchange 60 Index	September 2014	14	2,266,717	18,714
SGX MSCI Singapore Index	July 2014	2	118,883	(265)
Soybean*	November 2014	25	1,446,563	(91,561)
Sugar #11*	March 2015	288	6,199,603	146,653
Tokyo Price Index	September 2014	3	373,926	9,753
Wheat*	December 2014	143	4,277,488	(185,056)

			$80,503,717	$448,683

See accompanying notes to financial statements.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments, continued

June 30, 2014

(Unaudited)

Futures Contracts Sold:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
CAC 40 10 Euro	July 2014	12	$726,556	$15,838
CBOE Volatility Index (VIX)	July 2014	102	1,269,900	137,721
Copper*	September 2014	17	1,361,488	(67,908)
Corn*	September 2014	276	5,778,750	333,190
Cotton No.2*	December 2014	24	882,120	36,770
E-Mini S&P 500	September 2014	124	12,104,879	(116,505)
E-Mini S&P MidCap 400	September 2014	14	2,001,020	(28,939)
FTSE 100 Index	September 2014	10	1,148,377	2,819
Gasoline RBOB*	July 2014	46	5,879,656	(217,051)
German Stock Index	September 2014	6	2,024,954	17,812
Gold 100 Oz*	August 2014	11	1,454,200	(35,547)
ICE Brent Crude*	November 2014	20	2,216,200	(102,236)
ICE Gas Oil*	August 2014	28	2,572,500	37,022
Live Cattle Future*	December 2014	69	4,242,810	(81,932)
Natural Gas*	October 2014	141	6,294,240	302,625
NY Harbor ULSD*	November 2014	22	2,775,326	(103,174)
NYMEX WTI Crude*	July 2014	3	316,110	1,644
OMXS30 Index	July 2014	13	268,482	754
SGX S&P CNX Nifty Index	July 2014	131	1,998,143	(3,406)
Silver*	September 2014	16	1,684,480	(150,414)
Sugar #11*	September 2014	374	7,544,029	(108,581)
Wheat*	September 2014	192	5,544,000	263,771

			$70,088,220	$134,273

*	All or a portion of these investments are held by Salient Alternative Beta Offshore Fund, Ltd. (the “Alternative Beta Subsidiary”).

Total Return Swap Agreements—Long Positions:
Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
KOSPI 200 Index	Goldman Sachs	9/18/14	$772,759	$(4,716)

Total Return Swap Agreements—Short Positions:
Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Ibovespa Index	Goldman Sachs	8/14/14	$510,369	$13,133

See accompanying notes to financial statements.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments, continued

June 30, 2014

(Unaudited)

Forward Foreign Currency Exchange Contracts:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation (Depreciation)
Long Contracts:
Australian Dollar	Goldman Sachs	7/17/14	1,683,151	$1,577,091	$1,584,693	$7,602
Brazilian Real	Goldman Sachs	7/17/14	9,298,486	4,084,006	4,187,538	103,532
British Pound	Goldman Sachs	7/17/14	2,101,436	3,527,360	3,595,425	68,065
Euro	Goldman Sachs	7/17/14	1,182,556	1,607,002	1,619,264	12,262
Hungarian Forint	Goldman Sachs	7/17/14	316,114,501	1,411,888	1,397,521	(14,367)
Indian Rupee	Goldman Sachs	7/17/14	279,049,570	4,671,264	4,620,148	(51,116)
Israeli New Shekel	Goldman Sachs	7/17/14	8,496,192	2,453,223	2,476,016	22,793
Korean Won	Goldman Sachs	7/17/14	5,426,915,701	5,299,943	5,363,405	63,462
Malaysian Ringgit	Goldman Sachs	7/17/14	2,879,526	894,032	896,003	1,971
Mexican Peso	Goldman Sachs	7/17/14	30,092,312	2,316,292	2,316,755	463
New Zealand Dollar	Goldman Sachs	7/17/14	5,472,797	4,659,153	4,782,193	123,040
Philippine Peso	Goldman Sachs	7/17/14	22,270,649	508,275	510,161	1,886
Polish Zloty	Goldman Sachs	7/17/14	13,299,696	4,366,833	4,375,602	8,769
Russian Ruble	Goldman Sachs	7/17/14	57,745,820	1,648,754	1,693,762	45,008
Singapore Dollar	Goldman Sachs	7/17/14	852,733	682,818	684,050	1,232
South African Rand	Goldman Sachs	7/17/14	7,719,125	718,532	724,283	5,751
Swedish Krona	Goldman Sachs	7/17/14	2,795,977	417,580	418,494	914
Swiss Franc	Goldman Sachs	7/17/14	796,534	887,283	898,558	11,275
Taiwan Dollar	Goldman Sachs	7/17/14	6,215,335	207,316	208,221	905
Turkish Lira	Goldman Sachs	7/17/14	411,521	193,448	193,567	119

				$42,132,093	$42,545,659	$413,566

Short Contracts:
Australian Dollar	Goldman Sachs	7/17/14	1,017,817	$937,536	$958,279	$(20,743)
Canadian Dollar	Goldman Sachs	7/17/14	5,653,529	5,180,375	5,296,635	(116,260)
Chilean Peso	Goldman Sachs	7/17/14	1,346,178,231	2,429,177	2,431,882	(2,705)
Czech Koruna	Goldman Sachs	7/17/14	102,908,813	5,085,972	5,138,647	(52,675)
Euro	Goldman Sachs	7/17/14	494,421	672,061	677,007	(4,946)
Hungarian Forint	Goldman Sachs	7/17/14	170,789,982	755,205	755,051	154
Indonesian Rupiah	Goldman Sachs	7/17/14	32,533,375,073	2,726,078	2,737,847	(11,769)
Japanese Yen	Goldman Sachs	7/17/14	581,931,498	5,693,199	5,746,014	(52,815)
Malaysian Ringgit	Goldman Sachs	7/17/14	5,803,305	1,790,646	1,805,776	(15,130)
Norwegian Krone	Goldman Sachs	7/17/14	7,909,350	1,309,570	1,288,990	20,580
Philippine Peso	Goldman Sachs	7/17/14	237,378,100	5,392,176	5,437,696	(45,520)
Singapore Dollar	Goldman Sachs	7/17/14	2,328,883	1,854,883	1,868,196	(13,313)
South African Rand	Goldman Sachs	7/17/14	2,455,234	230,592	230,374	218
Swedish Krona	Goldman Sachs	7/17/14	12,595,050	1,881,254	1,885,190	(3,936)
Swiss Franc	Goldman Sachs	7/17/14	430,269	480,078	485,380	(5,302)

See accompanying notes to financial statements.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments, continued

June 30, 2014

(Unaudited)

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation (Depreciation)
Taiwan Dollar	Goldman Sachs	7/17/14	159,467,208	$5,299,238	$5,342,327	$(43,089)
Turkish Lira	Goldman Sachs	7/17/14	782,137	371,597	367,894	3,703

				$42,089,637	$42,453,185	$(363,548)

Allocation of Portfolio Holdings:

Risk Exposure	Notional/Contract Value	Percent of Total Derivative Exposure
Commodity Risk	$98,886,990	41.8%
Equity Risk	48,536,567	20.6%
Foreign Exchange Rate Risk	84,221,730	35.7%
Interest Rate Risk	4,451,508	1.9%

Total	$236,096,795	100.0%

See accompanying notes to financial statements.

SALIENT TREND FUND

Consolidated Schedule of Investments

June 30, 2014

(Unaudited)

Other Assets and Liabilities—100.0%	$39,152,649

Net Assets—100.0%	$39,152,649

Futures Contracts Purchased:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Treasury Bond	September 2014	34	$3,861,766	$16,650
10 Year Canada Bond	September 2014	93	11,853,163	71,881
10 Year Japan Government Bond	September 2014	13	18,693,355	67,523
10 Year U.S. Treasury Note	September 2014	72	9,012,375	46,165
Amsterdam Exchanges Index	July 2014	34	3,847,607	(22,618)
ASX SPI 200 Index	September 2014	34	4,290,590	7,093
CAC 40 10 Euro	July 2014	60	3,632,779	(83,986)
Cocoa*	September 2014	191	5,972,570	91,759
Coffee ‘C’*	September 2014	54	3,545,775	31,705
E-Mini S&P 500	September 2014	44	4,295,280	33,683
E-Mini S&P MidCap 400	September 2014	25	3,573,250	39,425
Euro-Bund	September 2014	79	15,901,676	220,429
FTSE 100 Index	September 2014	42	4,823,183	(48,997)
FTSE/JSE Top 40 Index	September 2014	96	4,162,560	(4,716)
FTSE/MIB Index	September 2014	20	2,916,821	(110,472)
Gasoline RBOB*	July 2014	26	3,323,284	130,530
German Stock Index	September 2014	9	3,037,431	(26,751)
Hang Seng Index	July 2014	13	1,937,705	17,488
IBEX 35 Index	July 2014	22	3,269,953	(40,668)
ICE Brent Crude*	August 2014	40	4,482,800	178,259
ICE Gas Oil*	August 2014	33	3,031,875	51,115
Lean Hogs*	August 2014	99	5,259,870	201,430
Live Cattle*	August 2014	159	9,544,770	727,530
LME Primary Nickel*	August 2014	38	4,334,736	30,127
LME Zinc*	August 2014	91	5,036,850	283,797
Long Gilt	September 2014	22	4,138,059	(6,304)
MSCI Taiwan Stock Index	July 2014	136	4,520,640	75,908
Natural Gas*	July 2014	58	2,587,380	(103,292)
NY Harbor ULSD*	July 2014	28	3,498,953	81,026
NYMEX WTI Crude*	July 2014	41	4,320,170	142,396
OMXS30 Index	July 2014	187	3,862,005	(12,217)
Russell 2000 Mini Index	September 2014	15	1,785,450	23,402
S&P/Toronto Stock Exchange 60 Index	September 2014	33	5,342,975	43,464
SGX MSCI Singapore Index	July 2014	41	2,437,109	(5,510)
SGX S&P CNX Nifty Index	July 2014	240	3,660,720	4,802
Soybean*	November 2014	89	5,149,763	(305,530)

			$184,945,248	$1,846,526

See accompanying notes to financial statements.

SALIENT TREND FUND

Consolidated Schedule of Investments, continued

June 30, 2014

(Unaudited)

Futures Contracts Sold:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Copper*	September 2014	68	$5,445,950	$(272,661)
Corn*	September 2014	204	4,271,250	274,579
Cotton No.2*	December 2014	94	3,454,970	118,469
Gold 100 Oz*	August 2014	27	3,569,400	(145,433)
Hang Seng China Enterprises Index	July 2014	36	2,378,726	(21,004)
LME Lead*	August 2014	128	6,914,400	(154,736)
LME Primary Aluminum*	August 2014	161	7,563,981	8,452
Silver*	September 2014	48	5,053,440	(440,793)
Sugar #11*	September 2014	322	6,495,126	(29,648)
Wheat*	September 2014	91	2,627,625	183,886

			$47,774,868	$(478,889)

*	All or a portion of these investments are held by Salient Trend Offshore Fund, Ltd. (the “Trend Subsidiary”).

Total Return Swap Agreements—Long Positions:
Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Ibovespa Index	Goldman Sachs	8/14/14	$656,189	$(3,380)
KOSPI 200 Index	Goldman Sachs	9/18/14	386,379	(913)

			$1,042,568	$(4,293)

Allocation of Portfolio Holdings:

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Commodity Risk	$105,484,938	45.2%
Equity Risk	64,817,352	27.7%
Interest Rate Risk	63,460,394	27.1%

Total	$233,762,685	100.0%

See accompanying notes to financial statements.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments

June 30, 2014

(Unaudited)

	Shares/Units	Fair Value

Common Stocks—85.4%
Consumer Discretionary—11.3%
Brazil—1.2%
Ambev SA ADR	129,594	$912,342
France—2.0%
Vivendi SA	61,568	1,506,428
Germany—1.3%
Daimler AG	10,624	994,977
Italy—1.2%
Mediaset SpA(1)	188,823	920,394
United States—5.6%
Johnson Controls, Inc.	18,231	910,274
Ross Stores, Inc.	21,154	1,398,914
Yum! Brands, Inc.	22,555	1,831,466

		8,474,795

Consumer Staples—8.9%
United Kingdom—3.2%
Reckitt Benckiser Group PLC	27,126	2,367,299
United States—5.7%
CVS Caremark Corp.	27,399	2,065,063
PepsiCo, Inc.	23,974	2,141,837

		6,574,199

Energy—18.8%
France—1.8%
Total SA ADR	18,144	1,309,997
Italy—2.4%
Saipem SpA(1)	64,266	1,733,471
Luxembourg—1.9%
Tenaris SA ADR	30,554	1,440,621
Netherlands—3.1%
Royal Dutch Shell PLC ADR	28,075	2,312,538
United States—9.6%
CONSOL Energy, Inc.	32,147	1,481,012
Oasis Petroleum, Inc.(1)	18,000	1,006,020
Phillips 66	17,067	1,372,699
Plains GP Holdings, L.P., Class A(1)	52,687	1,685,457
Targa Resources Corp.	11,044	1,541,411

		13,883,226

Financials—20.8%
Brazil—1.1%
Banco Santader Brasil SA ADR	117,803	815,197

See accompanying notes to financial statements.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

June 30, 2014

(Unaudited)

	Shares/Units	Fair Value

China—1.8%
China Merchants Bank Co.	693,143	$1,366,574
Germany—2.1%
Muenchener Rueckversicherungs-Gesellschaft AG	6,770	1,500,737
Hong Kong—0.6%
Luk Fook Holdings International, Ltd.	143,845	421,316
India—1.2%
ICICI Bank, Ltd. ADR	17,734	884,927
Italy—1.7%
Unicredit SpA	154,233	1,291,346
Japan—1.1%
Sumitomo Mitsui Trust Holding, Inc.	184,977	845,536
Spain—1.5%
Banco Bilbao Vizcaya Argentaria SA ADR	88,751	1,133,350
Switzerland—1.5%
UBS GRS	60,293	1,104,568
United States—8.2%
Bank of America Corp.	72,556	1,115,186
Bank of New York Mellon Corp.	32,754	1,227,620
Capital One Financial Corp.	15,152	1,251,555
Genworth Financial, Inc., Class A(1)	78,524	1,366,318
MetLife, Inc.	19,505	1,083,698

		15,407,928

Health Care—9.0%
France—1.5%
Sanofi SA ADR	20,671	1,099,077
Germany—1.4%
Bayer AG	7,450	1,052,191
Switzerland—2.5%
Novartis AG ADR	20,676	1,871,798
United Kingdom—1.1%
Smith & Nephew PLC	46,565	827,890
United States—2.5%
Abbott Laboratories	45,413	1,857,392

		6,708,348

Industrials—5.1%
United States—5.1%
CSX Corp.	38,132	1,174,847
Rockwell Automation, Inc.	10,378	1,298,910
United Technologies Corp.	11,763	1,358,038

		3,831,795

See accompanying notes to financial statements.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

June 30, 2014

(Unaudited)

	Shares/Units	Fair Value

Information Technology—7.6%
United States—7.6%
Fiserv, Inc.(1)	20,991	$1,266,177
Google, Inc., Class A(1)	1,940	1,134,260
International Business Machines Corp.	10,781	1,954,271
Juniper Networks, Inc.(1)	38,869	953,845
Teradata Corp.(1)	10,000	402,000

		5,710,553

Materials—1.9%
Switzerland—1.9%
Syngenta AG ADR	19,242	1,439,302

		1,439,302

Utilities—2.0%
France—1.0%
Veolia Environnement ADR	40,758	774,402
United States—1.0%
ONEOK, Inc.	11,100	755,688

		1,530,090

Total Common Stock (Cost $53,940,944)		63,560,236

Registered Investment Companies—5.0%
Hong Kong—2.1%
iShares FTSE A50 China Index ETF	1,450,000	1,579,056

		1,579,056

United States—2.9%
iShares MSCI Turkey ETF	13,828	768,284
WisdomTree Japan Hedged Equity Fund ETF	27,346	1,349,798

		2,118,082

Total Registered Investment Companies (Cost $3,628,065)		$3,697,138

Total Investments—90.4% (Cost $57,569,009)		67,257,374
Other Assets and Liabilities—9.6%		7,106,907

Total Net Assets—100.0%		$74,364,281

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)	Non-income producing security.

ADR—American Depositary Receipt

ETF—Exchange Traded Fund

GRS—Global Registered Shares

PLC—Public Limited Company

See accompanying notes to financial statements.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

June 30, 2014

(Unaudited)

Allocation of Portfolio Holdings:

Salient Global Equity Fund invested in the following industries as of June 30, 2014:

	Value	% of Total Investments
Consumer Discretionary	$8,474,795	12.6%
Consumer Staples	6,574,199	9.8%
Energy	13,883,226	20.6%
Financials	15,407,928	22.9%
Health Care	6,708,348	10.0%
Industrials	3,831,795	5.7%
Information Technology	5,710,553	8.4%
Materials	1,439,302	2.1%
Utilities	1,530,090	2.3%
Registered Investment Companies	3,697,138	5.5%

Total	$67,257,374	100.0%

Salient Global Equity Fund invested in securities with exposure to the following countries as of June 30, 2014:

	Value	% of Total Investments
Brazil	$1,727,539	2.6%
China	1,366,574	2.0%
France	4,689,904	7.0%
Germany	3,547,905	5.3%
Hong Kong	2,000,372	3.0%
India	884,927	1.3%
Italy	3,945,211	5.9%
Japan	845,536	1.3%
Luxembourg	1,440,621	2.1%
Netherlands	2,312,538	3.4%
Spain	1,133,350	1.7%
Switzerland	4,415,668	6.6%
United Kingdom	3,195,189	4.8%
United States	35,752,040	53.2%

Total	$67,257,374	100.0%

See accompanying notes to financial statements.

SALIENT MLP FUND

Schedule of Investments

June 30, 2014

(Unaudited)

	Shares/Units	Fair Value

Master Limited Partnerships and Related Companies—110.8%
Coal—2.2%
United States—2.2%
Alliance Holdings GP, L.P.(1)(2)	5,965	$386,472

		386,472

Crude/Natural Gas Production—7.6%
United States—7.6%
Tallgrass Energy Partners, L.P.(1)(2)	14,349	556,741
Western Gas Equity Partners, L.P.(1)(2)	12,719	797,482

		1,354,223

Crude/Refined Products Pipelines—31.8%
United States—31.8%
Magellan Midstream Partners, L.P.(1)(2)	11,595	974,444
MPLX, L.P.(1)(2)	7,338	473,301
Oiltanking Partners, L.P.(1)(2)	8,105	765,355
Plains All American Pipeline, L.P.(1)(2)	11,174	670,999
Plains GP Holdings, L.P., Class A(1)(2)	14,598	466,990
Rose Rock Midstream, L.P.(1)(2)	17,319	946,310
Summit Midstream Partners, L.P.(1)(2)	19,375	985,218
Sunoco Logistics Partners, L.P.(1)(2)	8,243	388,328

		5,670,945

Independent Power and Renewable Electricity Producers—2.5%
United Kingdom—2.5%
Abengoa Yield PLC(1)	11,716	443,099

		443,099

Natural Gas Gathering/Processing—27.8%
United States—27.8%
Access Midstream Partners, L.P.(1)(2)	7,382	469,126
Enable Midstream Partners, L.P.(1)(2)	19,177	502,246
MarkWest Energy Partners, L.P.(1)(2)	6,061	433,846
NGL Energy Partners, L.P.(1)(3)(4)	20,500	800,115
NGL Energy Partners, L.P.(1)(2)	17,273	748,612
Targa Resources Corp.(2)	5,902	823,741
Targa Resources Partners, L.P.(1)(2)	7,916	569,319
Williams Companies, Inc.(2)	10,693	622,440

		4,969,445

Natural Gas/Natural Gas Liquids Pipelines—38.3%
United States—38.3%
AmeriGas Partners, L.P.(1)(2)	9,150	415,319
Enbridge Energy Partners, L.P. (1)(2)	10,561	390,018

See accompanying notes to financial statements.

SALIENT MLP FUND

Schedule of Investments, continued

June 30, 2014

(Unaudited)

	Shares/Units	Fair Value

Energy Transfer Equity, L.P.(1)(2)	14,024	$826,575
Energy Transfer Partners, L.P.(1)(2)	6,585	381,732
Enterprise Products Partners, L.P.(1)(2)	20,657	1,617,236
EQT Midstream Partners, L.P.(1)(2)	6,926	670,021
Kinder Morgan Energy Partners, L.P.(1)(2)	4,655	382,688
ONEOK Partners, L.P.(1)(2)	10,700	627,020
ONEOK, Inc.(2)	8,328	566,970
PBF Logistics, L.P.(1)(2)	14,376	395,628
Regency Energy Partners, L.P. (1)(2)	18,068	581,970

		6,855,177

Shipping—0.6%
Republic of the Marshall Islands—0.6%
Dynagas LNG Partners, L.P.(1)	4,267	103,475

Total Master Limited Partnerships and Related Companies (Cost $17,204,753)		$19,782,836

Total Investments—110.8% (Cost $17,204,753)		19,782,836
Credit Facility—(19.6)%		(3,500,000)
Other Assets and Liabilities—8.8%		1,567,951

Total Net Assets—100.0%		$17,850,787

All percentages disclosed are calculated by dividing the indicated amounts by net assets.
(1)	Non-income producing security.
(2)

All or a portion of these securities are held as collateral for the line of credit agreement. As of June 30, 2014, the total fair value of securities held as collateral for the line of credit agreement is $8,874,286.

(3)

Restricted security is exempt from registration under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. See footnote 2(g) in the notes to financial statements for further information.

(4)

Securities have been fair valued in good faith using fair value procedures approved by the Board of Trustees and represent 4.5% of net assets. See notes to financial statements for further information.

Salient MLP Fund invested in the following industries as of June 30, 2014:

	Value	% of Total Investments
Coal	$386,472	2.0%
Crude/Natural Gas Production	1,354,223	6.8%
Crude/Refined Products Pipelines	5,670,945	28.7%
Independent Power and Renewable Electricity Producers	443,099	2.2%
Natural Gas Gathering/Processing	4,969,445	25.1%
Natural Gas/Natural Gas Liquids Pipelines	6,855,177	34.7%
Shipping	103,475	0.5%

Total	$19,782,836	100.0%

See accompanying notes to financial statements.

SALIENT MLP FUND

Schedule of Investments, continued

June 30, 2014

(Unaudited)

Salient MLP Fund invested in securities with exposure to the following countries as of June 30, 2014:

	Value	% of Total Investments
Republic of the Marshall Islands	$103,475	0.5%
United Kingdom	443,099	2.2%
United States	19,236,262	97.3%

Total	$19,782,836	100.0%

See accompanying notes to financial statements.

SALIENT MF TRUST

Statements of Assets and Liabilities

June 30, 2014

(Unaudited)

	Risk Parity Fund (Consolidated)	MLP Energy Fund (Consolidated)	Alternative Beta Fund (Consolidated)	Trend Fund (Consolidated)	Global Equity Fund	MLP Fund
Assets:
Investments at cost	$—	$874,696,711	$—	$—	$57,569,009	$17,204,753

Investments at fair value	—	1,127,941,527	—	—	67,257,374	19,782,836
Cash and cash equivalents	82,865,641	59,344,378	15,608,585	21,348,374	7,420,608	2,201,979
Foreign currencies (Cost: $71,304)	—	—	—	—	71,723	—
Deposits with brokers for futures contracts	12,283,506	—	4,018,078	9,634,183	—	—
Deposits with brokers for swap agreements	4,160,000	—	3,501,346	8,490,000	—	—
Segregated cash for collateral	—	—	5,740,000	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	524,695	—	—	—
Unrealized gain on swap agreements	—	—	8,417	—	—	—
Dividends and interest receivable	11,425	112,364	2,970	3,931	19,381	134
Receivable for capital shares issued	109,570	14,153,793	5,237	10,671	4,312	2,107,725
Receivable from investments sold	—	1,034,436	—	—	328,112	9,024
Reclaims receivable	—	—	—	—	37,118	—
Variation margin on futures contracts	152,018	—	245,019	93,499	—	—
Receivable from Adviser	—	—	—	—	—	8,590
Deferred tax asset	—	30,667	—	—	—	—
Prepaids and other assets	32,522	147,173	19,740	22,224	26,082	—

Total assets	99,614,682	1,202,764,338	29,674,087	39,602,882	75,164,710	24,110,288

See accompanying notes to financial statements.

SALIENT MF TRUST

Statements of Assets and Liabilities, continued

June 30, 2014

(Unaudited)

	Risk Parity Fund (Consolidated)	MLP Energy Fund (Consolidated)	Alternative Beta Fund (Consolidated)	Trend Fund (Consolidated)	Global Equity Fund	MLP Fund
Liabilities:
Credit facility	$—	$—	$—	$—	$—	$3,500,000
Payable for investments purchased	—	37,952,166	—	—	609,251	1,813,641
Payable for capital shares redeemed	38,955	2,877,547	155,022	64,486	—	1,220
Variation margin on futures contracts	409,787	—	—	214,588	—	—
Unrealized loss on swap agreements	33,451	—	—	4,293	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	474,677	—	—	—
Interest payable	—	—	—	—	—	1,037
Payable to Adviser	74,672	808,518	14,854	33,707	73,289	—
Distribution and services fees payable	2,730	136,856	18	390	1,868	26
Current tax liability	—	—	—	—	—	14,063
Deferred tax liability	—	3,925,973	—	—	—	923,475
Accounts payable and accrued expenses	161,006	500,489	104,755	132,769	116,021	7,259

Total liabilities	720,601	46,201,549	749,326	450,233	800,429	6,260,721

Net Assets	$98,894,081	$1,156,562,789	$28,924,761	$39,152,649	$74,364,281	$17,849,567

Composition of Net Assets:
Paid-in capital	$97,906,266	$909,615,894	$35,082,361	$47,978,539	$62,888,717	$16,182,833
Accumulated net investment income (loss)	(654,765)	(6,074,929)	(800,967)	(2,815,154)	205,464	(16,139)
Accumulated net realized gains (losses)	(967,113)	3,701,076	(5,992,588)	(7,371,128)	1,608,739	28,265
Unrealized appreciation (depreciation) on investments	2,609,693	249,320,748	635,955	1,360,392	9,661,361	1,654,608

Net Assets	$98,894,081	$1,156,562,789	$28,924,761	$39,152,649	$74,364,281	$17,849,567

See accompanying notes to financial statements.

SALIENT MF TRUST

Statements of Assets and Liabilities, continued

June 30, 2014

(Unaudited)

	Risk Parity Fund (Consolidated)	MLP Energy Fund (Consolidated)	Alternative Beta Fund (Consolidated)	Trend Fund (Consolidated)	Global Equity Fund	MLP Fund
Net Assets:
Class A Shares	$7,154,305	$311,854,728	$34,070	$1,593,147	$3,896,639	$23,798
Class C Shares	1,860,313	108,140,359	13,971	24,977	1,443,696	25,299
Class I Shares	89,879,463	736,567,702	28,876,720	37,534,525	69,023,946	17,800,470

	$98,894,081	$1,156,562,789	$28,924,761	$39,152,649	$74,364,281	$17,849,567

Shares Outstanding:
Class A Shares	695,444	20,068,061	4,149	164,552	317,116	2,180
Class C Shares	183,356	6,994,406	1,717	2,603	118,444	2,324
Class I Shares	8,698,461	47,446,644	3,504,518	3,878,554	5,620,151	1,598,492

Net Asset Value, Offering Price and Redemption Price:
Class A Shares	$10.29	$15.54	$8.21	$9.68	$12.29	$10.92
Class C Shares	$10.15	$15.46	$8.14	$9.60	$12.19	$10.89
Class I Shares	$10.33	$15.52	$8.24	$9.68	$12.28	$11.14
Maximum Sales Charge—Class A Shares	5.50%	5.50%	5.50%	5.50%	5.50%	5.50%

Maximum Offering Price per share—Class A Shares (Net Asset Value/(100%—maximum sales charge))	$10.89	$16.44	$8.69	$10.24	$13.01	$11.56

See accompanying notes to financial statements.

SALIENT MF TRUST

Statements of Operations

For the periods ended June 30, 2014

(Unaudited)

	Risk Parity Fund (Consolidated) For the six months ended June 30, 2014	MLP Energy Fund (Consolidated) For the six months ended June 30, 2014	Alternative Beta Fund (Consolidated) For the six months ended June 30, 2014	Trend Fund (Consolidated) For the six months ended June 30, 2014	Global Equity Fund For the six months ended June 30, 2014	MLP Fund For the period April 2, 2014(1) through June 30, 2014
Investment Income:
Distributions from master limited partnerships	$—	$7,764,402	$—	$—	$—	$118,947
Less return of capital on distributions	—	(7,150,087)	—	—	—	(118,947)

Net distributions from master limited partnerships	—	614,315	—	—	—	—
Dividend income	—	7,240,906	—	—	817,943	19,375
Interest income	85,870	36,269	13,133	41,459	3,248	435
Foreign tax withholding	—	—	—	—	(53,238)	—

Total Investment Income (Loss)	85,870	7,891,490	13,133	41,459	767,953	19,810

Operating Expenses:
Investment management fees	455,888	3,571,866	154,916	279,655	431,048	31,928
Administration fees	57,738	297,233	29,125	65,580	34,788	—
Distribution and service fee Class A	6,609	260,325	39	2,524	4,239	6
Distribution and service fee Class C	7,486	313,203	64	533	5,665	27
Administrative services fees	27,536	206,020	6,927	8,551	20,221	2,160
Trustees fees	9,642	8,912	9,852	8,901	8,901	3,699
Audit fees	15,167	15,725	14,979	15,010	15,027	9,966
Custodian fees	10,668	20,351	8,296	8,755	9,219	3,912
Interest	—	—	—	—	—	1,037
Legal fees	5,671	26,891	5,745	9,615	6,027	3,866
Offering costs	—	—	14,402	—	—	—
Registration and filing fees	29,680	41,211	19,575	21,701	18,027	12,038
Tax preparation fees	6,827	88,000	7,446	7,292	7,293	4,946
Transfer agent fees	22,984	62,002	19,761	21,555	19,875	9,095
Other expenses	40,501	68,714	32,457	29,952	38,620	25,544
Recoupment of prior expenses reduced by the Adviser	—	555,866	—	—	—	—

Total Expenses Before Fee Reductions	696,397	5,536,319	323,584	479,624	618,950	108,224

Less expenses contractually waived/reimbursed by the Adviser	(21,642)	—	(90,635)	(47,860)	(56,909)	(63,196)

Net Expenses	674,755	5,536,319	232,949	431,764	562,041	45,028

Net Investment Income (Loss), Before Income Taxes	(588,885)	2,355,171	(219,816)	(390,305)	205,912	(25,218)

Current tax benefit	—	(584,220)	—	—	—	(9,079)

Net Investment Income (Loss)	(588,885)	2,939,391	(219,816)	(390,305)	205,912	(16,139)

See accompanying notes to financial statements.

SALIENT MF TRUST

Statements of Operations, continued

For the periods ended June 30, 2014

(Unaudited)

	Risk Parity Fund (Consolidated) For the six months ended June 30, 2014	MLP Energy Fund (Consolidated) For the six months ended June 30, 2014	Alternative Beta Fund (Consolidated) For the six months ended June 30, 2014	Trend Fund (Consolidated) For the six months ended June 30, 2014	Global Equity Fund For the six months ended June 30, 2014	MLP Fund For the period April 2, 2014(1) through June 30, 2014
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments and foreign currency translations	$(160,050)	$5,663,931	$39,365	$(15,819)	$948,019	$51,407
Net realized gain (loss) on written option contracts	—	(509,809)	—	—	—	—
Net realized gain (loss) on futures contracts	12,105,756	—	(5,978,674)	(8,354,445)	25,456	—
Net realized gain (loss) on swap agreements	(1,028,780)	—	(1,710,012)	(2,094,523)	—	—
Net realized gain (loss) on forward foreign currency exchange contracts	—	—	476,477	—	—	—

Net realized gain (loss), before income taxes	10,916,926	5,154,122	(7,172,844)	(10,464,787)	973,475	51,407
Current tax expense	—	556,368	—	—	—	23,142

Net realized gain (loss)	10,916,926	4,597,754	(7,172,844)	(10,464,787)	973,475	28,265
Change in unrealized appreciation/depreciation on investments, before income taxes	1,937,427	190,019,544	290,115	460,049	1,985,776	2,578,083

Deferred tax expense	—	2,328,899	—	—	—	923,475

Change in unrealized appreciation/depreciation on investments	1,937,427	187,690,645	290,115	460,049	1,985,776	1,654,608

Net Realized and Unrealized Gain (Loss) on Investments	12,854,353	192,288,399	(6,882,729)	(10,004,738)	2,959,251	1,682,873

Change in Net Assets Resulting from Operations	$12,265,468	$195,227,790	$(7,102,545)	$(10,395,043)	$3,165,163	$1,666,734

(1)	Commencement of operations.

See accompanying notes to financial statements.

SALIENT MF TRUST

Statements of Changes in Net Assets

	Risk Parity Fund (Consolidated)		MLP Energy Fund (Consolidated)
	For the six months ended June 30, 2014 (Unaudited)	For the Year ended December 31, 2013	For the six months ended June 30, 2014 (Unaudited)	For the Year ended December 31, 2013
Operations:
Net investment income (loss), net of income taxes	$(588,885)	$(1,402,512)	$2,939,391	$(681,541)
Net realized gain (loss) on investments, net of income taxes	10,916,926	(5,879,712)	4,597,754	1,884,532
Change in unrealized appreciation/depreciation on investments, net of income taxes	1,937,427	1,142,683	187,690,645	61,274,806

Change in Net Assets resulting from operations	12,265,468	(6,139,541)	195,227,790	62,477,797

Distributions:
Net investment income:
Class A Shares	—	—	(814,080)	—
Class C Shares	—	—	(198,496)	—
Class I Shares	—	—	(1,926,815)	—
In excess of net investment income:
Class A Shares	—	—	(3,256,721)	(798,931)
Class C Shares	—	—	(794,081)	(170,038)
Class I Shares	—	—	(7,708,204)	(2,321,762)
Return of capital:
Class A Shares	—	—	—	(1,614,229)
Class C Shares	—	—	—	(343,559)
Class I Shares	—	—	—	(4,691,091)
Net realized gains:
Class A Shares	—	(337,775)	—	—
Class C Shares	—	(83,366)	—	—
Class I Shares	—	(6,055,544)	—	—

Change in Net Assets resulting from distributions	—	(6,476,685)	(14,698,397)	(9,939,610)

Change in Net Assets resulting from capital transactions	(15,256,302)	1,921,520	466,999,927	416,080,266

Change in Net Assets	(2,990,834)	(10,694,706)	647,529,320	468,618,453
Net Assets:
Beginning of period	101,884,915	112,579,621	509,033,469	40,415,016

End of period	$98,894,081	$101,884,915	$1,156,562,789	$509,033,469

Accumulated net investment income (loss)	$(654,765)	$(65,880)	$(6,074,929)	$5,684,077

See accompanying notes to financial statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Risk Parity Fund (Consolidated)		MLP Energy Fund (Consolidated)
	For the six months ended June 30, 2014 (Unaudited)	For the Year ended December 31, 2013	For the six months ended June 30, 2014 (Unaudited)	For the Year ended December 31, 2013
Capital Transactions:
Class A Shares
Proceeds from shares issued	$2,776,496	$9,549,128	$130,196,551	$142,091,673
Dividends reinvested	—	324,486	4,021,291	2,392,312
Value of shares redeemed	(1,724,620)	(7,363,713)	(19,526,206)	(12,172,236)

Class A Shares capital transactions	1,051,876	2,509,901	114,691,636	132,311,749

Class C Shares
Proceeds from shares issued	514,274	1,413,516	55,933,508	34,205,854
Dividends reinvested	—	79,180	970,085	505,344
Value of shares redeemed	(162,568)	(362,110)	(2,157,877)	(460,475)

Class C Shares capital transactions	351,706	1,130,586	54,745,716	34,250,723

Class I Shares
Proceeds from shares issued	11,200,715	67,509,108	331,633,979	290,869,948
Dividends reinvested	—	4,770,436	6,842,097	3,257,260
Value of shares redeemed	(27,860,599)	(73,998,511)	(40,913,501)	(44,609,414)

Class I Shares capital transactions	(16,659,884)	(1,718,967)	297,562,575	249,517,794

Change in Net Assets resulting from capital transactions	$(15,256,302)	$1,921,520	$466,999,927	$416,080,266

Share Transactions:
Class A Shares
Issued	282,297	924,281	9,635,033	12,181,266
Reinvested	—	35,934	305,865	203,233
Redeemed	(183,536)	(759,200)	(1,430,391)	(1,048,938)

Change in Class A Shares	98,761	201,015	8,510,507	11,335,561

Class C Shares
Issued	53,587	140,524	4,127,448	2,947,094
Reinvested	—	8,857	73,920	43,078
Redeemed	(17,218)	(38,168)	(157,430)	(39,704)

Change in Class C Shares	36,369	111,213	4,043,938	2,950,468

Class I Shares
Issued	1,169,148	6,721,859	24,557,611	25,178,939
Reinvested	—	526,538	521,317	277,438
Redeemed	(2,934,156)	(7,435,130)	(3,020,292)	(3,879,767)

Change in Class I Shares	(1,765,008)	(186,733)	22,058,636	21,576,610

See accompanying notes to financial statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Alternative Beta Fund (Consolidated)		Trend Fund (Consolidated)
	For the six months ended June 30, 2014 (Unaudited)	For the period February 28, 2013(1) through December 31, 2013	For the six months ended June 30, 2014 (Unaudited)	For the period January 2, 2013(1) through December 31, 2013
Operations:
Net investment income (loss), net of income taxes	$(219,816)	$(427,121)	$(390,305)	$(680,152)
Net realized gain (loss) on investments, net of income taxes	(7,172,844)	(467,632)	(10,464,787)	8,757,684
Change in unrealized appreciation/depreciation on investments, net of income taxes	290,115	345,840	460,049	900,343

Change in Net Assets resulting from operations	(7,102,545)	(548,913)	(10,395,043)	8,977,875

Distributions:
Net investment income:
Class A Shares	—	—	—	(83,044)
Class C Shares	—	—	—	(3,007)
Class I Shares	—	—	—	(2,298,422)
Net realized gains:
Class A Shares	—	—	—	(192,855)
Class C Shares	—	—	—	(7,442)
Class I Shares	—	—	—	(4,831,611)

Change in Net Assets resulting from distributions	—	—	—	(7,416,381)

Change in Net Assets resulting from capital transactions	(5,243,983)	41,820,202	(25,742,356)	73,728,554

Change in Net Assets	(12,346,528)	41,271,289	(36,137,399)	75,290,048
Net Assets:
Beginning of period	41,271,189	—	75,290,048	—

End of period	$28,924,761	$41,271,289	$39,152,649	$75,290,048

Accumulated net investment income (loss)	$(800,967)	$(581,151)	$(2,815,154)	$(2,424,849)

See accompanying notes to financial statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Alternative Beta Fund (Consolidated)		Trend Fund (Consolidated)
	For the six months ended June 30, 2014 (Unaudited)	For the period February 28, 2013(1) through December 31, 2013	For the six months ended June 30, 2014 (Unaudited)	For the period January 2, 2013(1) through December 31, 2013
Capital Transactions:
Class A Shares
Proceeds from shares issued	$10,077	$27,500	$396,524	$2,904,147
Dividends reinvested	—	—	—	184,431
Value of shares redeemed	—	—	(1,303,191)	(61,930)

Class A Shares capital transactions	10,077	27,500	(906,667)	3,026,648

Class C Shares
Proceeds from shares issued	3,800	12,500	22,025	112,455
Dividends reinvested	—	—	—	10,449
Value of shares redeemed	—	—	(96,779)	—

Class C Shares capital transactions	3,800	12,500	(74,754)	122,904

Class I Shares
Proceeds from shares issued	3,364,975	52,070,631	10,263,091	73,608,893
Dividends reinvested	—	—	—	5,530,201
Value of shares redeemed	(8,622,835)	(10,290,429)	(35,024,026)	(8,560,092)

Class I Shares capital transactions	(5,257,860)	41,780,202	(24,760,935)	70,579,002

Change in Net Assets resulting from capital transactions	$(5,243,983)	$41,820,202	$(25,742,356)	$73,728,554

Share Transactions:
Class A Shares
Issued	1,182	2,967	39,483	246,744
Reinvested	—	—	—	17,077
Redeemed	—	—	(133,097)	(5,655)

Change in Class A Shares	1,182	2,967	(93,614)	258,166

Class C Shares
Issued	454	1,263	2,162	9,601
Reinvested	—	—	—	972
Redeemed	—	—	(10,132)	—

Change in Class C Shares	454	1,263	(7,970)	10,573

Class I Shares
Issued	392,020	5,250,930	1,054,072	6,796,926
Reinvested	—	—	—	513,006
Redeemed	(1,054,151)	(1,084,281)	(3,739,444)	(746,006)

Change in Class I Shares	(662,131)	4,166,649	(2,685,372)	6,563,926

(1)	Commencement of operations

See accompanying notes to financial statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Global Equity Fund		MLP Fund
	For the six months ended June 30, 2014 (Unaudited)	For the period January 3, 2013(1) through December 31, 2013	For the period April 2, 2014 (1) through June 30, 2014 (Unaudited)
Operations:
Net investment income (loss), net of income taxes	$205,912	$298,429	$(16,139)
Net realized gain (loss) on investments, net of income taxes	973,475	1,978,171	28,265
Change in unrealized appreciation/depreciation on investments, net of income taxes	1,985,776	7,675,585	1,654,608

Change in Net Assets resulting from operations	3,165,163	9,952,185	1,666,734

Distributions:
Net investment income:
Class A Shares	—	(9,826)	—
Class C Shares	—	—	—
Class I Shares	—	(420,514)	—
Return of capital:
Class A Shares	—	—	(35)
Class C Shares	—	—	(33)
Class I Shares	—	—	(177,928)
Net realized gains:
Class A Shares	—	(59,126)	—
Class C Shares	—	(20,585)	—
Class I Shares	—	(1,139,538)	—

Change in Net Assets resulting from distributions	—	(1,649,589)	(177,996)

Change in Net Assets resulting from capital transactions	5,637,349	57,259,173	16,360,829

Change in Net Assets	8,802,512	65,561,769	17,849,567
Net Assets:
Beginning of period	65,561,769	—	—

End of period	$74,364,281	65,561,769	$17,849,567

Accumulated net investment income (loss)	$205,464	(448)	$(16,139)

Capital Transactions:
Class A Shares
Proceeds from shares issued	$642,928	3,391,783	$22,500
Dividends reinvested	—	68,952	35
Value of shares redeemed	(61,711)	(397,441)	—

Class A Shares capital transactions	581,217	3,063,294	22,535

Class C Shares
Proceeds from shares issued	314,431	991,866	24,000
Dividends reinvested	—	20,585	33
Value of shares redeemed	—	(10,831)	—

Class C Shares capital transactions	314,431	1,001,620	24,033

See accompanying notes to financial statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Global Equity Fund		MLP Fund
	For the six months ended June 30, 2014 (Unaudited)	For the period January 3, 2013(1) through December 31, 2013	For the period April 2, 2014 (1) through June 30, 2014 (Unaudited)
Class I Shares
Proceeds from shares issued	$16,140,772	$71,251,557	$16,716,832
Dividends reinvested	—	983,195	—
Value of shares redeemed	(11,399,071)	(19,040,493)	(402,571)

Class I Shares capital transactions	4,741,701	53,194,259	16,314,261

Change in Net Assets resulting from capital transactions	$5,637,349	57,259,173	$16,360,829

Share Transactions:
Class A Shares
Issued	54,037	300,657	2,177
Reinvested	—	5,873	3
Redeemed	(5,237)	(38,214)	—

Change in Class A Shares	48,800	268,316	2,180

Class C Shares
Issued	26,199	91,411	2,321
Reinvested	—	1,761	3
Redeemed	—	(927)	—

Change in Class C Shares	26,199	92,245	2,324

Class I Shares
Issued	1,378,681	6,898,854	1,638,231
Reinvested	—	83,891	—
Redeemed	(965,977)	(1,775,298)	(39,739)

Change in Class I Shares	412,704	5,207,447	1,598,492

(1)	Commencement of operations

See accompanying notes to financial statements.

SALIENT MF TRUST

MLP Fund

Statement of Cash Flows

For the Period April 2, 2014(1) through June 30, 2014

(Unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$1,666,734
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(19,386,701)
Proceeds from disposition of investments	2,114,408
Return of capital on distributions from master limited partnerships	118,947
Net realized gain on investments	(51,407)
Change in unrealized appreciation/depreciation from investments	(2,578,083)

Change in operating assets and liabilities:
Dividends and interest receivable	(134)
Receivable from investments sold	(9,024)
Receivable from Adviser	(8,590)
Payable for investments purchased	1,813,641
Interest payable	1,037
Distribution and services fees payable	26
Current tax liability	14,063
Deferred tax liability	923,475
Accounts payable and accrued expenses	7,259

Net cash used in operating activities	(15,374,349)

Cash flows from financing activities:
Advances from credit facility	3,500,000
Repayments on credit facility	—
Subscriptions	14,655,607
Redemptions	(401,351)
Distributions, net of reinvestments	(177,928)

Net cash provided by financing activities	17,576,328

Net increase in cash and cash equivalents	2,201,979
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$2,201,979

Supplemental schedule of cash activity:
Cash paid for interest during the period	$—

(1)	Commencement of operations

See accompanying notes to financial statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From							Ratios to Average Net Assets
	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on investments	Total from Investment Activities	Net Investment Income	Return of Capital	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000s)	Gross Expenses(c)	Net Expenses(c)(d)	Net Expenses Excluding Income Taxes(c)(d)	Net Investment Income (Loss)(c)	Portfolio Turnover(e)
Risk Parity Fund (Consolidated)
Class A
Six months ended June 30, 2014 (Unaudited)	$9.07	(0.07)	1.29	1.22	—	—	—	—	$10.29	13.45%	$7,154	1.67%	1.63%	1.63%	(1.45)%	—
Year ended December 31, 2013	$10.16	(0.14)	(0.35)	(0.49)	—	—	(0.60)	(0.60)	$9.07	(4.78)%	$5,409	1.84%	1.60%	1.60%	(1.45)%	—
Period ended December 31, 2012(f)	$9.94	(0.07)	0.32	0.25	—	—	(0.03)	(0.03)	$10.16	2.53%	$4,018	1.92%	1.61%	1.61%	(1.59)%	—
Class C
Six months ended June 30, 2014 (Unaudited)	$8.97	(0.10)	1.27	1.17	—	—	—	—	$10.15	13.15%	$1,860	2.42%	2.38%	2.38%	(2.20)%	—
Year ended December 31, 2013	$10.13	(0.22)	(0.34)	(0.56)	—	—	(0.60)	(0.60)	$8.97	(5.49)%	$1,319	2.59%	2.35%	2.35%	(2.20)%	—
Period ended December 31, 2012(g)	$10.12	(0.09)	0.13	0.04	—	—	(0.03)	(0.03)	$10.13	0.41%	$363	2.67%	2.36%	2.36%	(2.34)%	—
Class I
Six months ended June 30, 2014 (Unaudited)	$9.09	(0.06)	1.30	1.24	—	—	—	—	$10.33	13.64%	$89,879	1.42%	1.38%	1.38%	(1.20)%	—
Year ended December 31, 2013	$10.16	(0.12)	(0.35)	(0.47)	—	—	(0.60)	(0.60)	$9.09	(4.59)%	$95,156	1.59%	1.35%	1.35%	(1.20)%	—
Period ended December 31, 2012(h)	$10.00	(0.06)	0.25	0.19	—	—	(0.03)	(0.03)	$10.16	1.91%	$108,199	1.67%	1.36%	1.36%	(1.34)%	—
MLP Energy Fund (Consolidated)
Class A
Six months ended June 30, 2014 (Unaudited)	$12.77	0.05	2.99	3.04	(0.27)	—	—	(0.27)	$15.54	24.21%	$311,855	2.17%	2.17%	1.56%	0.68%	7%
Year ended December 31, 2013	$10.02	(0.05)	3.29	3.24	(0.16)	(0.33)	—	(0.49)	$12.77	33.14%	$147,626	2.65%	2.49%	1.60%	(0.41)%	64%
Period ended December 31, 2012(i)	$10.09	— (j)	(0.07)	(0.07)	—	—	—	—	$10.02	(0.69)%	$2,225	6.52%	1.82%	1.60%	(0.13)%	15%
Class C
Six months ended June 30, 2014 (Unaudited)	$12.72	— (j)	2.97	2.97	(0.23)	—	—	(0.23)	$15.46	23.70%	$108,140	2.92%	2.92%	2.31%	(0.06)%	7%
Period ended December 31, 2013(k)	$10.40	(0.13)	2.90	2.77	(0.15)	(0.30)	—	(0.45)	$12.72	27.13%	$37,527	3.40%	3.24%	2.35%	(1.16)%	64%
Class I
Six months ended June 30, 2014 (Unaudited)	$12.76	0.06	2.99	3.05	(0.28)	—	—	(0.28)	$15.52	24.27%	$736,568	1.92%	1.92%	1.31%	0.93%	7%
Year ended December 31, 2013	$10.02	(0.02)	3.29	3.27	(0.18)	(0.35)	—	(0.53)	$12.76	33.46%	$323,880	2.40%	2.24%	1.35%	(0.16)%	64%
Period ended December 31, 2012(l)	$10.00	— (j)	0.14	0.14	— (j)	(0.12)	—	(0.12)	$10.02	1.47%	$38,190	6.27%	1.57%	1.35%	0.12%	15%
Alternative Beta Fund (Consolidated)
Class A
Six months ended June 30, 2014 (Unaudited)	$9.88	(0.07)	(1.60)	(1.67)	—	—	—	—	$8.21	(16.90)%	$34	2.24%	1.68%	1.68%	(1.60)%	—
Period ended December 31, 2013(m)	$10.37	(0.13)	(0.36)	(0.49)	—	—	—	—	$9.88	(4.73)%	$29	2.17%	1.63%	1.63%	(1.60)%	—
Class C
Six months ended June 30, 2014 (Unaudited)	$9.82	(0.10)	(1.58)	(1.68)	—	—	—	—	$8.14	(17.11)%	$14	2.99%	2.43%	2.43%	(2.35)%	—
Period ended December 31, 2013(m)	$10.37	(0.18)	(0.37)	(0.55)	—	—	—	—	$9.82	(5.30)%	$12	2.91%	2.37%	2.37%	(2.35)%	—
Class I
Six months ended June 30, 2014 (Unaudited)	$9.90	(0.06)	(1.60)	(1.66)	—	—	—	—	$8.24	(16.77)%	$28,877	1.99%	1.43%	1.43%	(1.35)%	—
Period ended December 31, 2013(n)	$10.00	(0.11)	0.01	(0.10)	—	—	—	—	$9.90	(1.00)%	$41,230	1.91%	1.37%	1.37%	(1.35)%	—

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	The ratios presented include an investment adviser waiver. Without this waiver, the expense ratios would be higher.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.
(f)	Commenced operations on November 15, 2012.
(g)	Commenced operations on October 1, 2012.
(h)	Commenced operations on July 9, 2012.
(i)	Commenced operations on December 21, 2012.
(j)	Represents less than $0.005 or $(0.005).
(k)	Commenced operations on January 8, 2013.
(l)	Commenced operations on September 19, 2012.
(m)	Commenced operations on March 28, 2013.
(n)	Commenced operations on February 28, 2013.

See accompanying notes to financial statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From							Ratios to Average Net Assets
	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on investments	Total from Investment Activities	Net Investment Income	Return of Capital	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000s)	Gross Expenses(c)	Net Expenses(c)(d)	Net Expenses Excluding Income Taxes(c)(d)	Net Investment Income (Loss)(c)	Portfolio Turnover(e)
Trend Fund (Consolidated)
Class A
Six months ended June 30, 2014 (Unaudited)	$11.04	(0.08)	(1.27)	(1.35)	—	—	—	—	$9.68	(12.32)%	$1,593	1.88%	1.71%	1.71%	(1.57)%	—
Period ended December 31, 2013(f)	$10.64	(0.17)	1.71	1.54	(0.34)	—	(0.80)	(1.14)	$11.04	14.73%	$2,849	1.98%	1.62%	1.62%	(1.52)%	—
Class C
Six months ended June 30, 2014 (Unaudited)	$10.98	(0.11)	(1.28)	(1.39)	—	—	—	—	$9.60	(12.57)%	$25	2.63%	2.46%	2.46%	(2.32)%	—
Period ended December 31, 2013(f)	$10.64	(0.23)	1.69	1.46	(0.32)	—	(0.80)	(1.12)	$10.98	13.96%	$116	2.73%	2.37%	2.37%	(2.27)%	—
Class I
Six months ended June 30, 2014 (Unaudited)	$11.02	(0.06)	(1.28)	(1.34)	—	—	—	—	$9.68	(12.16)%	$37,535	1.62%	1.46%	1.46%	(1.32)%	—
Period ended December 31, 2013(g)	$10.00	(0.14)	2.34	2.20	(0.38)	—	(0.80)	(1.18)	$11.02	22.24%	$72,325	1.73%	1.37%	1.37%	(1.27)%	—
Global Equity Fund
Class A
Six months ended June 30, 2014 (Unaudited)	$11.80	0.02	0.47	0.49	—	—	—	—	$12.29	4.24%	$3,897	2.01%	1.85%	1.85%	0.59%	39%
Period ended December 31, 2013(h)	$10.33	0.04	1.70	1.74	(0.04)	—	(0.23)	(0.27)	$11.80	16.69%	$43,165	2.34%	1.85%	1.85%	0.36%	104%
Class C
Six months ended June 30, 2014 (Unaudited)	$11.74	(0.02)	0.46	0.44	—	—	—	—	$12.19	3.83%	$1,444	2.76%	2.60%	2.60%	(0.15)%	39%
Period ended December 31, 2013(h)	$10.33	(0.03)	1.67	1.64	—	—	(0.23)	(0.23)	$11.74	15.84%	$1,083	3.09%	2.60%	2.60%	(0.39)%	104%
Class I
Six months ended June 30, 2014 (Unaudited)	$11.77	0.04	0.47	0.51	—	—	—	—	$12.28	4.33%	$69,024	1.77%	1.60%	1.60%	0.84%	39%
Period ended December 31, 2013(i)	$10.00	0.07	2.01	2.08	(0.08)	—	(0.23)	(0.31)	$11.77	20.80%	$61,314	2.09%	1.60%	1.60%	0.61%	104%
MLP Fund
Class A
Period ended June 30, 2014 (Unaudited)(j)	$10.00	(0.02)	1.08	1.06	—	(0.14)	—	(0.14)	$10.92	13.24%	$24	31.05%	29.34%	1.62%	(0.26)%	18%
Class C
Period ended June 30, 2014 (Unaudited)(j)	$10.00	(0.04)	1.06	1.02	—	(0.13)	—	(0.13)	$10.89	12.98%	$25	31.78%	30.09%	2.36%	(1.11)%	18%
Class I
Period ended June 30, 2014 (Unaudited)(j)	$10.00	(0.01)	1.29	1.28	—	(0.14)	—	(0.14)	$11.14	13.25%	$17,800	30.93%	29.06%	1.33%	2.78%	18%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	The ratios presented include an investment adviser waiver. Without this waiver, the expense ratios would be higher.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.
(f)	Commenced operations on March 28, 2013.
(g)	Commenced operations on January 2, 2013.
(h)	Commenced operations on February 4, 2013.
(i)	Commenced operations on January 3, 2013.
(j)	Commenced operations on April 2, 2014.

See accompanying notes to financial statements.

SALIENT MF TRUST

Notes to Financial Statements

June 30, 2014

(Unaudited)

(1) ORGANIZATION

Salient MF Trust (the “Trust”) was organized on November 15, 2011 as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of June 30, 2014, the Trust is comprised of six funds. The accompanying financial statements are presented for the following funds (individually a “Fund” and collectively the “Funds”):

Fund	Short Name	Commencement of Operations
Salient Risk Parity Fund	Risk Parity Fund	July 9, 2012
Salient MLP & Energy Infrastructure Fund II	MLP Energy Fund	September 19, 2012
Salient Alternative Beta Fund	Alternative Beta Fund	February 28, 2013
Salient Trend Fund	Trend Fund	January 2, 2013
Salient Global Equity Fund	Global Equity Fund	January 3, 2013
Salient MLP Fund	MLP Fund	April 2, 2014

The Risk Parity Fund, the MLP Energy Fund, the Alternative Beta Fund, the Trend Fund, and the MLP Fund are classified as non-diversified under the 1940 Act. The Global Equity Fund is classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest (“Shares”) with no par value. The Funds offer three classes of shares: Class A Shares, Class C Shares and Class I Shares. Each class of Shares is identical except as to sales charges, distribution and other expenses borne by each class, voting rights on matters affecting a single class of Shares, and the exchange privilege of each class of Shares. Class A Shares have a maximum sales charge of 5.50% as a percentage of the offering price on investments of less than $1 million (no sales charge for investments of $1 million or more). Class A Shares and Class C Shares are subject to a maximum contingent deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares are offered without any front-end sales charge. No sales charges are assessed with respect to Class I Shares of the Funds.

The Risk Parity Fund’s investment objective is to seek long term capital appreciation by allocating capital across a broad set of asset classes in which Salient Adviser (as defined below) seeks to balance the sources of portfolio risk, as measured by contribution to total volatility. The MLP Energy Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders. The Alternative Beta Fund’s and the Trend Fund’s investment objectives are to seek long term capital appreciation with low correlation to traditional core equity and bond market exposures. The Global Equity Fund’s investment objective is to seek long term capital appreciation. The investment objective of the MLP Fund is to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders. The board of trustees (each member thereof a “Trustee” and, collectively, the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, LP (“Salient Adviser”) for the Risk Parity Fund, Alternative Beta Fund, Trend Fund and Global Equity Fund and Salient Capital Advisors, LLC (“SCA”) for the MLP Energy Fund and the MLP Fund to manage each Fund’s portfolio and operations. Salient Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. SCA is a Texas limited liability company that is registered as an investment adviser under the Advisers Act. Under the Investment Management Agreement, Salient Adviser and SCA are responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Funds’ investment programs subject to the ultimate supervision of the Board.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

Under the Funds’ organizational documents, the Funds’ Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Funds. However, based on experience, management expects that risk of loss to be remote.

Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Risk Parity Subsidiary is wholly-owned by the Risk Parity Fund, and is therefore consolidated in the Risk Parity Fund’s consolidated financial statements. The Risk Parity Subsidiary was formed on July 13, 2012, and has been consolidated since its formation. The Risk Parity Fund invests in the Risk Parity Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Risk Parity Fund” includes both the Risk Parity Fund and the Risk Parity Subsidiary.

The MLP Energy Fund may invest up to 25% of its total assets in Salient MLP & Energy Infrastructure Fund II, Inc. (the “MLP Subsidiary”). The MLP Subsidiary, which is wholly-owned by the MLP Energy Fund, and therefore consolidated in the MLP Energy Fund’s consolidated financial statements, is organized under the laws of the state of Delaware and for federal income tax purposes as a Subchapter “C” corporation. The MLP Subsidiary was formed on September 19, 2012, and has been consolidated since its formation. The MLP Energy Fund invests in the MLP Subsidiary in order to gain additional exposure to equity or debt securities of various master limited partnerships. Where the context requires, the “MLP Energy Fund” includes both the MLP Energy Fund and the MLP Subsidiary.

Salient Alternative Beta Offshore Fund, Ltd. (the “Alternative Beta Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Alternative Beta Subsidiary is wholly-owned by the Alternative Beta Fund, and is therefore consolidated in the Alternative Beta Fund’s consolidated financial statements. The Alternative Beta Subsidiary was formed on August 16, 2012, and has been consolidated since its formation. The Alternative Beta Fund invests in the Alternative Beta Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Alternative Beta Fund” includes both the Alternative Beta Fund and the Alternative Beta Subsidiary.

Salient Trend Offshore Fund, Ltd. (the “Trend Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Trend Subsidiary is wholly-owned by the Trend Fund, and is therefore consolidated in the Trend Fund’s consolidated financial statements. The Trend Subsidiary was formed on August 16, 2012, and has been consolidated since its formation. The Trend Fund invests in the Trend Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Trend Fund” includes both the Trend Fund and the Trend Subsidiary.

The Global Equity Fund is not invested in a wholly-owned subsidiary and is presented on an individual fund basis.

The MLP Fund is organized under the laws of the State of Delaware and for federal income tax purposes as a Subchapter “C” corporation. The MLP Fund is not invested in a wholly-owned subsidiary and is presented on an individual fund basis.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

For convenience, reference to financial statements shall include those consolidated and on an individual fund basis, as the context requires.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying financial statements reflect the financial positions of the Risk Parity Fund and the Risk Parity Subsidiary, the MLP Energy Fund and the MLP Subsidiary, the Alternative Beta Fund and the Alternative Beta Subsidiary, the Trend Fund and the Trend Subsidiary and the results of their operations, each on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. The Global Equity Fund and the MLP Fund are presented on an individual fund basis.

(b) CASH EQUIVALENTS

The Funds consider all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Funds’ valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by Salient Adviser and SCA of the Funds’ valuation policies.

The Board has authorized Salient Adviser and SCA to each establish a valuation committee (the “Adviser Valuation Committee”), which includes representatives from each Fund’s investment adviser. The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by Salient Adviser, SCA, or Citi Fund Services Ohio, Inc., the Funds’ independent administrator (“Administrator”).

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Funds are valued as follows:

•	SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Funds value these securities at their last sales price on the exchange or

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation day. Securities listed on the NASDAQ National Market System (“NASDAQ”) will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

As of the close of regular trading on the New York Stock Exchange (the “NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price if held long, or at the last reported ask price if held short. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1 in the fair value hierarchy. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures contracts are generally categorized as Level 2 in the fair value hierarchy.

•

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or 2 in the fair value hierarchy based upon the inputs utilized in determining the value of such securities.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, which is calculated using the current day’s spot rate, and the 30 to 720 day forward rates converted to U.S. dollars at the exchange rate of such currencies on the valuation date. Such valuations

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

are provided by a pricing service approved by the Board, and are typically categorized as Level 2 in the fair value hierarchy.

Options that are listed on a securities exchange are generally valued at the midpoint of closing “bid” and “ask” prices for options held long and short, respectively on the valuation date and are typically categorized as Level 1 in the fair value hierarchy. If no such bid or ask price is reported, the positions are valued at the last sales price on the valuation date. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued pursuant to the fair valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•

INVESTMENT FUNDS—Investments in investment limited partnerships and shares in unregistered investment fund (“Investment Funds”) for which a market value is not available will generally be valued using the partners’ capital or net asset value (the “NAV”) as a practical expedient, as reported by the investment fund managers or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Fund’s investments in Investment Funds are

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds. Investment Funds are typically categorized as Level 2 or 3 in the fair value hierarchy based upon liquidity.

•

OTHER—Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Funds’ securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures. Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy based upon the inputs utilized in determining the value of such investments.

(e) FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as Master Limited Partnerships (“MLPs”) are generally organized under state law as limited partnerships or limited liability companies. The MLP Energy Fund, the MLP Subsidiary and the MLP Fund invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLP Energy Fund’s and MLP Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

(g) RESTRICTED AND ILLIQUID SECURITIES

The MLP Energy Fund and the MLP Fund may each invest up to 15% of their total assets in unregistered or otherwise restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by SCA based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

The restricted securities held at June 30, 2014 are identified below and are also presented in the MLP Energy Fund’s and the MLP Fund’s Schedules of Investments.

Fund	Security		% of Net Assets	Acquisition Date	Acquisition Cost	Shares/Units	Fair Value
MLP Energy Fund	NGL Energy Partners, L.P.	*	1.6%	6/12/14	$18,756,200	477,500	$18,636,825
MLP Fund	NGL Energy Partners, L.P.	*	4.5%	6/12/14	805,240	20,500	800,115

*	Securities have been deemed liquid by the Adviser based on procedures approved by the Board.

(h) INVESTMENT INCOME

Interest income is recognized on the accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from a Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLP.

(i) USE OF ESTIMATES

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(j) DERIVATIVE INSTRUMENTS

All open derivative positions at period-end are presented in the Funds’ Schedules of Investments. The following is a description of the derivative instruments the Funds utilize, including the primary underlying risk exposures related to each instrument type.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—The Alternative Beta Fund enters into forward foreign currency exchange contracts in connection with its investment objective in order to gain exposure to a variety of non-traditional risk premiums. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund remains subject to credit risk with respect to the

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

amount it expects to receive from counterparties. However, the Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

FUTURES CONTRACTS—The Risk Parity Fund, the Alternative Beta Fund, the Trend Fund and the Global Equity Fund invest in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). A portion of the initial margin is restricted as to its use. Subsequent payments, known as “variation margin,” are made or received by the Funds, depending on the fluctuations in the value of the underlying security. The underlying security is not physically delivered. The Funds recognize a gain or loss equal to the variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures transactions involves, to varying degrees, elements of market risk (generally equity price risk related to stock index or equity futures contracts, interest rate risk related to bond futures contracts, and commodity price risk related to commodity futures contracts) and exposure to loss. The face or contract amount reflects the extent of the total exposure the Funds have in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Funds to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying securities. With futures contracts, there is minimal counterparty risk to the Funds since the futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures against default.

OPTIONS—The MLP Energy Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the MLP Energy Fund’s Schedule of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the MLP Energy Fund writes a call option, the MLP Energy Fund will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the MLP Energy Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the MLP Energy Fund retains the risk of loss should the price of the underlying security decline.

The MLP Energy Fund had the following transactions in written call options during the period ended June 30, 2014:

MLP Energy Fund	Number of Contracts	Premiums
Options outstanding at December 31, 2013	—	$—
Options written	17,086	1,663,984
Options exercised	(1,324)	(32,424)
Options expired	—	—
Options closed	(15,762)	(1,631,560)

Options outstanding at June 30, 2014	—	$—

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

SWAP AGREEMENTS—As of June 30, 2014, the Risk Parity Fund, Alternative Beta Fund and Trend Fund invested in total return swap agreements in connection with their investment objectives to gain exposure to a variety of non-traditional risk premiums.

A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

Total return swaps are subject to counterparty risk, market risk and interest rate risk. Total return swaps utilized by the Funds may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Funds consider the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy, or unless the swap agreement is centrally cleared. With uncleared swap agreements, the Funds bear the risk of loss of the amount expected to be received under the swap agreement if the counterparty fails to perform. Additionally, risks may arise from the unanticipated movements in interest rates. The Funds may use various techniques to minimize credit risk including early termination or periodic reset and payment. The counterparty risk for cleared swap agreements is generally lower than for uncleared over-the-counter swap agreements as the clearing organization becomes substituted for each counterparty and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Funds. Collateral, in the form of cash, is held in broker segregated accounts for total return swaps.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

The following is a summary of the fair value of derivative instruments held directly by the Funds as of June 30, 2014, and where such derivatives are recorded:

	Assets			Liabilities
Fund	Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	Variation Margin on Futures Contracts^	Unrealized Gain on Swap Agreements	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	Variation Margin on Futures Contracts^	Unrealized Loss on Swap Agreements
Commodity Risk Exposure:
Risk Parity Fund	$—	$2,591,144	$—	$—	$1,482,309	$—
Alternative Beta Fund	—	2,073,994	—	—	1,688,379	—
Trend Fund	—	2,535,060	—	—	1,452,093	—
Equity Risk Exposure:
Risk Parity Fund	—	513,539		—	405,419	33,451
Alternative Beta Fund	—	454,921	13,133	—	287,910	4,716
Trend Fund	—	245,265	—	—	376,939	4,293
Foreign Exchange Rate Risk Exposure:
Alternative Beta Fund	524,695	—	—	474,677	—	—
Interest Rate Risk Exposure:
Risk Parity Fund	—	1,486,189	—	—	393	—
Alternative Beta Fund	—	30,815	—	—	485	—
Trend Fund	—	422,648	—	—	6,304	—

^

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Investments. Only current outstanding variation margin is reported in the Statements of Assets and Liabilities.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

The following is a summary of the effect of derivative instruments on the Statements of Operations for the periods ended June 30, 2014:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations				Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains (Losses) from Written Option Contracts	Net Realized Gains (Losses) from Forward Foreign Currency Exchange Contracts	Net Realized Gains (Losses) from Futures Contracts	Net Realized Gains (Losses) from Swap Agreements	Change in Unrealized Appreciation/ Depreciation on Derivatives
Commodity Risk Exposure:
Risk Parity Fund	$—	$—	$(225,163)	$—	$1,399,900
Alternative Beta Fund	—	—	(3,451,628)	—	1,149,658
Trend Fund	—	—	(13,780,227)	—	3,753,723
Equity Risk Exposure:
Risk Parity Fund	—	—	7,836,605	(1,028,780)	(2,641,236)
MLP Energy Fund	(509,809)	—	—	—	—
Alternative Beta Fund	—	—	(2,193,574)	(1,710,012)	(120,994)
Trend Fund	—	—	6,475,769	(2,094,523)	(3,446,430)
Foreign Exchange Rate Risk Exposure:
Alternative Beta Fund	—	476,477	—	—	(731,875)
Global Equity Fund	—	—	25,456	—	(1,970)
Interest Rate Risk Exposure:
Risk Parity Fund	—	—	4,494,314	—	3,066,537
Alternative Beta Fund	—	—	(333,472)	—	5,468
Trend Fund	—	—	(1,049,987)	—	144,226

As described above, the Funds utilized derivative instruments to achieve their investment objectives during the period ended June 30, 2014. The Funds may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. Under the ISDA Master Agreements in place at June 30, 2014, the Funds are subject to master netting agreements that allow for amounts owed between each Fund and the counterparty to its transactions to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to or from different counterparties. At June 30, 2014, the Trust had three ISDA Master Agreements in place with Goldman Sachs for which master netting agreements (“MNA”) apply only to amounts owed in the same currency and in respect of the same transaction.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

The following table provides additional disclosures regarding the derivative assets net of amounts available for offset under a MNA and net of the collateral received as of June 30, 2014:

	Gross Amounts of Recognized Assets	Gross Amounts Available for Offset	Net Amounts of Assets^	Cash Collateral Received	Net Amount
Alternative Beta Fund
Swap Agreement	$13,133	$(4,716)	$8,417	$—	$8,417

Total swap agreement	$13,133	$(4,716)	$8,417	$—	$8,417

Forward Foreign Currency Exchange Contracts	$524,695	$(474,677)	$—	$—	$50,018

Total forward foreign currency exchange contracts	$524,695	$(474,677)	$—	$—	$50,018

^

Amounts for swap agreements and forward foreign currency exchange contracts are reflected in the Statements of Assets and Liabilities as Unrealized Gain on Swap Agreements and Unrealized Appreciation on Forward Foreign Currency Exchange Contracts, respectively.

The following table provides additional disclosures regarding the derivative liabilities net of amounts available for offset under a MNA and net of collateral pledged as of June 30, 2014:

	Gross Amounts of Recognized Liabilities	Gross Amounts Available for Offset	Net Amounts of Liabilities*	Cash Collateral Pledged	Net Amount
Risk Parity Fund
Swap Agreements	$33,451	$—	$33,451	$33,451	$—

Total swap agreements	$33,451	$—	$33,451	$33,451	$—

Alternative Beta Fund
Swap Agreements	$4,716	$(4,716)	$—	$—	$—

Total swap agreements	$4,716	$(4,716)	$—	$—	$—

Forward Foreign Currency Exchange Contracts	$474,677	$(474,677)	$—	$—	$—

Total forward foreign currency exchange contracts	$474,677	$(474,677)	$—	$—	$—

Trend Fund
Swap Agreements	$4,293	$—	$4,293	$4,293	$—

Total swap agreements	$4,293	$—	$4,293	$4,293	$—

*

Amounts for swap agreements and forward foreign currency exchange contracts are reflected in the Statements of Assets and Liabilities as Unrealized Loss on Swap Agreements and Unrealized Depreciation on Forward Foreign Currency Exchange Contracts, respectively.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

The following is a summary of the average monthly notional value of futures contracts, swap agreements and forward foreign currency exchange contracts purchased and sold by the Funds for the periods ended June 30, 2014, as well as the notional amount of futures contracts, swap agreements and forward foreign currency exchange contracts outstanding as of June 30, 2014:

	Average Monthly Notional Value	Notional Value Outstanding at June 30, 2014
Risk Parity Fund
Futures contracts purchased	$343,038,177	$411,588,219
Futures contracts sold	26,066,363	9,188,549
Total return swap agreements	4,141,094	4,704,803
MLP Energy Fund
Written call options	$(161,385)	$—
Alternative Beta Fund
Futures contracts purchased	$127,606,403	$80,503,717
Futures contracts sold	125,336,322	70,088,220
Total return swap agreements	6,165,345	1,283,128
Forward foreign currency exchange contracts	74,968,356	84,221,730
Trend Fund
Futures contracts purchased	$188,367,496	$184,945,248
Futures contracts sold	143,513,737	47,774,868
Total return swap agreements	8,348,573	1,042,568
Global Equity Fund
Futures contracts sold	$3,856,521	$—

(k) ORGANIZATION AND OFFERING COSTS

Organization costs associated with the establishment of the Trust were borne by Salient Adviser. Offering costs are amortized to expense on a straight-line basis over twelve months from the Funds’ commencement of operations.

(l) DISTRIBUTION TO SHAREHOLDERS

Dividends to shareholders from net investment income, if any, are declared and distributed at least annually. Distributions from net realized capital gains, if any, are distributed annually and may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay, at the end of the calendar year, a special distribution to comply with requirements under the Code.

For the MLP Energy Fund and the MLP Fund, the character of distributions made during the period from net investment income or net capital gains may differ from its ultimate characterization for federal income tax purposes.

The amount of distributions from net investment income and net realized gains is determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as return of capital.

(m) RETURN OF CAPITAL ESTIMATES

Distributions received from the MLP Energy Fund’s and the MLP Fund’s investments in MLPs generally are comprised of income, capital gains and return of capital. The MLP Energy Fund and the MLP Fund record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the period ended June 30, 2014, the MLP Energy Fund and the MLP Fund estimated that approximately 92% and 100%, respectively, of the MLP distributions received would be treated as a return of capital. The MLP Energy Fund recorded as return of capital the amount of $7,150,087 of dividends and distributions received from its investments. Net realized gain was increased by $783,645 and change in net unrealized appreciation/depreciation was increased by $6,366,442 in the accompanying Statements of Operations, attributable to the recording of such distributions as a reduction in the cost basis of investments. The MLP Fund recorded as return of capital the amount of $118,947 of dividends and distributions received from its investments. Net realized gain was increased by $20,662 and change in net unrealized appreciation/depreciation was increased by $98,285 in the accompanying Statements of Operations, attributable to the recording of such distributions as a reduction in the cost basis of investments.

(n) FEDERAL AND OTHER TAXES

The Funds, with the exception of the MLP Fund as described below, intend to continue to comply with the requirements of the Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

For the current open tax year and for all major jurisdictions, management of the Funds has evaluated the tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Funds upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Funds would be recorded as a tax benefit or expense in the current period. For the period ended June 30, 2014, the Funds did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements.

The MLP Subsidiary and MLP Fund, as corporations, are obligated to pay federal and state income tax on their taxable income. The MLP Subsidiary and MLP Fund invest their assets primarily in MLPs, which

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the MLP Subsidiary and MLP Fund include their allocable share of the MLPs’ taxable income in computing their own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the MLP Subsidiary and the MLP Fund have deferred tax assets, consideration is given as to whether or not valuation allowances are required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the MLP Subsidiary and the MLP Fund. A valuation allowance will be established if it is more likely than not that some portion or the entire deferred tax asset will not be realized. In the assessment of a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the MLP Subsidiary’s and the MLP Fund’s MLP holdings), the duration of statutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused.

For the current open tax year and for all major jurisdictions, management of the MLP Subsidiary and MLP Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the MLP Subsidiary and the MLP Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The MLP Subsidiary and MLP Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the MLP Subsidiary and the MLP Fund may modify their estimates or assumptions regarding the deferred tax liability. The MLP Subsidiary’s and the MLP Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense in the Statement of Operations. The current and prior tax years remain open and subject to examination by tax jurisdictions.

The Risk Parity Subsidiary, the Alternative Beta Subsidiary and the Trend Subsidiary (individually a “Subsidiary”, collectively the “Subsidiaries”) are exempted Cayman investment companies for tax purposes. The Subsidiaries have made applications to the Governor-in-Council of the Cayman Islands for, and have received, an undertaking exempting each Subsidiary from all local income, profits and capital gains taxes for a period of 20 years. Currently, no such taxes are levied in the Cayman Islands.

The Subsidiaries are Controlled Foreign Corporations (“CFCs”) for U.S. income tax purposes, and are therefore not subject to U.S. income tax. However, as wholly-owned CFCs, each Subsidiary’s net income and capital gains to the extent of their earnings and profits, are consolidated into the Risk Parity Fund’s, the Alternative Beta Fund’s and the Trend Fund’s investment company taxable income, respectively.

For the current open tax year and for all major jurisdictions, management of the Risk Parity Subsidiary, the Alternative Beta Subsidiary and the Trend Subsidiary have concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Management is also not aware of any tax positions for which it is reasonably possible that the total amounts of uncertain unrecognized tax benefits will significantly change in the next twelve months.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

(o) CFTC REGULATION

On August 13, 2013, the CFTC adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to the MLP Energy Fund, the MLP Fund, and the Global Equity Fund, SCA and Salient Adviser, respectively, have claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, the MLP Energy Fund, the MLP Fund, and the Global Equity Fund are not currently subject to registration or regulation as commodity pools under the CEA.

With respect to the Risk Parity Fund, the Alternative Beta Fund and the Trend Fund, Salient Adviser has not renewed a filing under CFTC Regulation 4.5 of the CEA. Salient Adviser meets the definition of a commodity pool operator with respect to these Funds, and each will be subject to regulation by the CFTC as commodity pools.

(p) PROPOSED TAX REGULATIONS

On August 2, 2013, the Internal Revenue Service (“IRS”) issued proposed regulations which, if adopted in their current form, would require the MLP Energy Fund to aggregate investment holdings of the MLP Subsidiary with its direct investment holdings for purposes of determining whether more than 25% of its total assets are invested in the securities of qualified publicly traded partnerships, which includes MLPs. The proposed regulations would not impact the MLP Energy Fund investments in affiliates of MLPs or other Energy Infrastructure Companies structured as domestic corporations. If the proposed regulations are adopted and finalized in their current form, the MLP Energy Fund would reduce its overall investment in MLPs, whether held in the MLP Energy Fund directly or held by the MLP Subsidiary, to no more than 25% of the MLP Energy Fund’s total assets. The MLP Energy Fund would otherwise continue to pursue its current investment objective and strategies.

The IRS proposed regulations have no immediate impact on the current operations of the MLP Energy Fund, and will not affect the ability of the MLP Energy Fund to qualify as a RIC for tax purposes in the current year. The IRS had requested comments on the proposed regulations by October 31, 2013. The IRS received a number of comments on the proposal from issuers and trade associations. IRS action on the proposal remains uncertain.

In August 2013, SCA rebalanced the MLP Energy Fund investment holdings, such that the aggregate holdings of MLPs, held directly in the MLP Energy Fund and in the MLP Subsidiary was below 25% of its total assets. As a result, the MLP Energy Fund will continue to qualify as a RIC for tax purposes even if the IRS regulations are passed.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

(3) FAIR VALUE MEASUREMENTS

The Funds define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3—investments with significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds disclose transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

For the period ended June 30, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary categorization as of June 30, 2014, of the Funds’ investments based upon the inputs utilized in determining the value of such investments. The breakdown by category of equity securities is disclosed in the Schedules of Investments.

	Level 1		Level 2		Total
Fund Name	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Risk Parity Fund
Futures Contracts	$—	$2,702,751	$—	$—	$—	$2,702,751
Total Return Swap Agreements	—	—	—	(33,451)	—	(33,451)

Total	$—	$2,702,751	$—	$(33,451)	$—	$2,669,300

MLP Energy Fund
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$328,699,481	$—	$18,636,825	$—	$347,336,306	$—
Other Master Limited Partnerships and Related Companies(a)	778,598,903	—	—	—	778,598,903	—
Warrant	2,006,318	—	—	—	2,006,318	—

Total	$1,109,304,702	$—	$18,636,825	$—	$1,127,941,527	$—

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

	Level 1		Level 2		Total
Fund Name	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Alternative Beta Fund
Futures Contracts	$—	$582,956	$—	$—	$—	$582,956
Total Return Swap Agreements	—	—	—	8,417	—	8,417
Forward Foreign Currency Exchange Contracts	—	—	—	50,018	—	50,018

Total	$—	$582,956	$—	$58,435	$—	$641,391

Trend Fund
Futures Contracts	$—	$1,367,637	$—	$—	$—	$1,367,637
Total Return Swap Agreements				(4,293)		(4,293)

Total	$—	$1,367,637	$—	$(4,293)	$—	$1,363,344

Global Equity Fund
Common Stocks	$63,560,236	$—	$—	$—	$63,560,236	$—
Registered Investment Companies	3,697,138	—		—	3,697,138	—

Total	$67,257,374	$—	$—	$—	$67,257,374	$—

MLP Fund
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$4,169,330	$—	$800,115	$—	$4,969,445	$—
Other Master Limited Partnerships and Related Companies(a)	14,813,391	—	—	—	14,813,391	—

Total	$18,982,721	$—	$800,115	$—	$19,782,836	$—

(a)	For detailed investment categorizations, see the accompanying Schedules of Investments.
^

Other financial instruments include any derivative instruments not reflected in the Schedules of Investments as Investment Securities, such as forward foreign currency exchange contracts, futures contracts and swap agreements. These investments are generally presented as other assets and liabilities in the Schedules of Investments at the unrealized gain or loss on the investment.

(4) CREDIT FACILITY

The MLP Fund maintains a line of credit agreement (the “Agreement”) with Bank of America Merrill Lynch which provides a secured credit facility. Borrowings under the Agreement are secured by investments, as detailed in the MLP Fund’s Schedule of Investments. The Agreement provides for interest to accrue on outstanding borrowed amounts at one month LIBOR plus 1.00% per annum. The average principal balance and weighted average interest rate for the period ended June 30, 2014, was approximately $1,952,632, and 1.02%, respectively. At June 30, 2014, the principal balance outstanding was $3,500,000 at an interest rate of 1.16%.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

(5) FEDERAL INCOME TAXES

The tax character of dividends paid to shareholders during the applicable tax year ended in 2013 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
December 31, 2013
Risk Parity Fund	$5,416,934	$1,059,751	$6,476,685	$—	$6,476,685
Alternative Beta Fund	—	—	—	—	—
Trend Fund	5,546,043	1,870,338	7,416,381	—	7,416,381
Global Equity Fund	1,649,589	—	1,649,589	—	1,649,589
November 30, 2013
MLP Energy Fund	3,290,731	—	3,290,731	6,648,879	9,939,610

As of the latest tax year ended, as noted below, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Accumulated Earnings (Deficit)
December 31, 2013
Risk Parity Fund	$1,631,137	$—	$(742,617)	$(12,166,173)	$(11,277,653)
Alternative Beta Fund	—	1,536,897	—	(591,952)	944,945
Trend Fund	1,548,798	1,248,320	—	(1,227,965)	1,569,153
Global Equity Fund	700,277	—	—	7,610,124	8,310,401
November 30, 2013
MLP Energy Fund	—	—	—	35,904,405	35,904,405

The differences between book-basis and tax-basis unrealized appreciation/depreciation are primarily due to deferral of losses on wash sales.

The following information is provided on a tax basis as of June 30, 2014:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) Before Taxes	Net Unrealized Appreciation (Depreciation) After Taxes
MLP Energy Fund	$819,748,811	$258,743,417	$(7,714,552)	$251,028,865	$247,102,892
Global Equity Fund	57,623,448	10,151,669	(517,743)	9,633,926	9,633,926
MLP Fund	17,217,628	2,583,208	(18,000)	2,565,208	1,641,733

Under current tax law, capital losses and specified ordinary losses realized after October 31st and non-specified ordinary losses incurred after December 31st (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. The Risk Parity Fund had deferred losses, which are treated as arising on the first day of the current tax year ending December 31, 2014.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

	Post-October Capital Loss Deferred	Qualified Late Year Ordinary Loss Deferred	Total
December 31, 2013
Risk Parity Fund	$742,617	$—	$742,617

As of the end of the applicable tax year ended in 2013, the Funds had no net capital loss carry forwards (“CLCFs”).

Deferred income taxes of the MLP Subsidiary and the MLP Fund reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the MLP Subsidiary’s and the MLP Fund’s deferred tax assets and liabilities as of June 30, 2014, are as follows:

	MLP Energy Fund	MLP Fund
Deferred tax assets:
Net operating loss carryforward	$—	$—
Capital loss carryforward	—	—

Total deferred tax assets	—	—

Less Deferred tax liabilities:
Unrealized gain on investment securities	3,925,973	923,475

Total net deferred tax liability	$3,925,973	$923,475

With respect to the MLP Subsidiary and the MLP Fund, net operating loss carry forwards (“NOLs”) are available to be carried back up to two years to offset past taxable income or carried forward up to 20 years to offset future taxable income. CLCFs are available to be carried back up to three years to offset past capital gains or carried forward up to five years to offset future capital gains. As of December 31, 2013, the MLP Energy Fund has no CLCFs and no NOLs attributable to the MLP Subsidiary.

Although the MLP Subsidiary and the MLP Fund currently have net deferred tax liabilities, management periodically reviews the recoverability of the deferred tax assets, if any, based on the weight of available evidence. When assessing the recoverability of the deferred tax assets, significant weight is given to the effects of net unrealized appreciation/depreciation as of June 30, 2014, and the period over which these deferred tax assets can be realized. Based on management’s assessment, it has determined that it is more-likely-than-not that the deferred tax asset of the MLP Subsidiary will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the MLP Subsidiary’s deferred tax asset. The MLP Fund does not have a deferred tax asset as of June 30, 2014. Management will continue to assess the need for a valuation allowance in the future.

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 34% to the MLP Subsidiary’s and the MLP Fund’s net investment income and realized and unrealized gains (losses) on investments before taxes for the fiscal period ended June 30, 2014, as follows:

MLP Energy Fund	Current	Deferred	Total
Application of statutory income tax rate	$(26,305)	$2,199,516	$2,173,211
State income taxes, net of federal tax benefit	(1,547)	129,383	127,836

Total income tax expense	$(27,852)	$2,328,899	$2,301,047

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

MLP Fund	Current	Deferred	Total
Application of statutory income tax rate	$13,282	$872,171	$885,453
State income taxes, net of federal tax benefit	781	51,304	52,085

Total income tax expense	$14,063	$923,475	$937,538

(6) INVESTMENT TRANSACTIONS

The aggregate cost of security purchases and proceeds from sales of securities (excluding short-term investments) during the periods ended June 30, 2014, were as follows:

	Purchases	Sales
Risk Parity Fund	$—	$—
MLP Energy Fund	476,813,987	52,463,854
Alternative Beta Fund	—	—
Trend Fund	—	—
Global Equity Fund	27,837,494	25,501,652
MLP Fund	19,386,701	2,114,408

(7) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Funds pay the Administrator a monthly administration fee computed at an annual rate of 0.06% on the first $700 million in aggregate net assets of the Funds, plus 0.055% on the next $300 million in aggregate net assets of the Funds, plus 0.05% on the aggregate net assets of the Funds greater than $1 billion. The minimum annual fee varies between $65,000 and $90,000 for each Fund. Each Subsidiary fund is charged a $55,000 per annum fee. Under terms of the agreement, the administration fee is waived for the first four months of each series’ operations. Subsequent to the four month waiver, the administration fee is allocated to the Funds based on month-end net assets. The Administrator also provides the Funds with legal, compliance, custody and other investor-related services. The Funds pay the custodian monthly based on an annual fee of 0.004% on average daily market value, plus transaction costs.

(8) DISTRIBUTION AGREEMENT

Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as distributor (the “Distributor’’). The Trust has adopted a Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 under the 1940 Act.

Each Fund may pay financial intermediaries such as broker-dealers, investment advisors (“Authorized Firms”) and the Distributor up to 0.25% and 1.00%, on an annualized basis, of the average daily net assets attributable to Class A and Class C shares, respectively, as compensation for service and distribution-related activities and/or shareholder services with respect to Class A and Class C shares, respectively.

The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected in the Statements of Operations as “Administrative services fees.”

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

(9) RELATED PARTY TRANSACTIONS

In consideration of the advisory and other services provided by each investment adviser, under the terms of the Investment Management Agreement between Salient Adviser and the Risk Parity Fund, the Alternative Beta Fund, the Trend Fund, the Global Equity Fund and between SCA and the MLP Energy Fund, and the MLP Fund, each Fund, (except the Global Equity Fund), pays its respective adviser a monthly management fee equal to an annual rate of 0.95% of the Fund’s average daily net assets. The Global Equity Fund pays its respective adviser a monthly management fee equal to an annual rate of 1.25% of the Fund’s average daily net assets.

Each Fund’s investment adviser (except the Global Equity Fund’s), has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of each Fund to the extent necessary to maintain each Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C, and 1.30% for Class I shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, acquired fund fees (MLP Subsidiary, Risk Parity Subsidiary, Alternative Beta Subsidiary or Trend Subsidiary), litigation and extraordinary expenses. The Global Equity Fund’s investment adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain Fund’s total operating expenses at 1.85% for Class A, 2.60% for Class C, and 1.60% for Class I shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, any acquired fund fees, litigation and extraordinary expenses. Each expense limitation agreement expires on July 31, 2015.

Each Fund’s investment adviser is permitted to recoup expenses that it has borne in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/ reimbursement. The Funds are not obligated to reimburse such expenses beyond three years from the end of such year in which the adviser waived a fee or reimbursed an expense. The table below represents the investment adviser waived expense amounts subject to this potential recoupment arrangement by each Fund for 2015, 2016 and 2017.

Fund	2017	2016	2015
Risk Parity Fund	$21,641	$280,953	$139,574
MLP Energy Fund	—	79,602	—
Alternative Beta Fund	90,635	173,558	—
Trend Fund	47,860	191,802	—
Global Equity Fund	56,910	244,707	—
MLP Fund	63,196	—	—

(10) FUND OWNERSHIP

As of June 30, 2014, there are entities (including omnibus accounts) that are record owners of more than 5% of the outstanding shares of the Funds. The table below presents the number of accounts owning greater than 5% of the outstanding shares of each Fund and the aggregate percentage owned of the outstanding shares of each Fund.

Fund	Number of Accounts	Aggregate Ownership Percentage
Risk Parity Fund	3	94.3%
MLP Energy Fund	4	87.8%
Alternative Beta Fund	5	95.0%
Trend Fund	3	80.0%
Global Equity Fund	2	89.8%
MLP Fund	1	98.2%

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

(11) RISK CONSIDERATIONS

The following summary of certain common principal risk footnotes is not meant to be comprehensive of each Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Funds’ Shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds’ Shares. An investment in the Funds’ Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds’ distributions.

(b) CONCENTRATION RISK

The MLP Energy Fund’s and the MLP Fund’s investment portfolios are concentrated in MLPs and energy infrastructure companies in the group of industries that comprise the energy infrastructure sector. The focus of the portfolio’s on a specific industry or industries within the energy infrastructure sector may present more risks than if the portfolio’s were broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the energy infrastructure sector would have a larger impact on the MLP Energy Fund and the MLP Fund than on an investment company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that the MLP Energy Fund and the MLP Fund invest a relatively high percentage of their assets in the obligations of a limited number of issuers, the MLP Energy Fund and the MLP Fund may be more susceptible than more widely diversified investment companies to any single economic, political, or regulatory occurrence.

(c) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investments in securities denominated in a foreign currency or may widen existing losses. A Fund’s net currency positions may expose it to risks independent of its securities positions.

(d) LEVERAGE RISK

Financial leverage represents the leveraging of the Funds’ investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Funds’ net asset value to decline. When financial leverage is used, the net asset value and market value of the Funds’ Shares will be more volatile. There is no assurance that the Funds’ use of financial leverage will be successful.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2014

(Unaudited)

(e) DERIVATIVES RISK

The Funds may purchase and sell derivative instruments (including, but not limited to, options, futures contracts, forward foreign currency exchange contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on Salient Adviser’s and SCA’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that the Funds might otherwise sell. In addition, amounts paid by the Funds as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Funds for investment purposes.

(12) SUBSEQUENT EVENTS

In July 2014, SCA made the decision to liquidate the MLP Subsidiary and simultaneously transfer the investments held to the MLP Energy Fund. The liquidation is expected to occur in the third fiscal quarter of 2014.

The MLP Fund received a notice from BAML, its credit provider, indicating that the MLP Fund’s credit facility was being terminated effective August 29, 2014. On August 27, 2014, the MLP Fund closed on an $18,000,000 committed lending facility with The Bank of Nova Scotia (“Scotia”), transferring the outstanding balance of $9,000,000 from BAML to Scotia. Borrowings under the facility will be secured by investments in the MLP Fund’s investment portfolio. The agreement with Scotia provides for a commitment fee of 0.15% per annum on undrawn amounts above a certain threshold plus interest accruing on any borrowed amounts at the one month London Interbank Offered Rate (LIBOR) plus 0.75% per annum.

The Funds have evaluated the need for disclosures, in addition to those noted above, and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2014.

SALIENT MF TRUST

Supplemental Information

June 30, 2014

(Unaudited)

Trustees and Officers

The Funds’ operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement as established by the Board. The Board appoints the officers of the Funds who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Trustees

The Funds pays each Trustee who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $15,000. Such compensation shall encompass attendance and participation at all Board meetings, and any Committee meetings thereof, including telephonic meetings.

Form N-Q Filings

The Funds file complete Schedules of Investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Funds’ actual results are the performance of the portfolio of investments held by each Fund, the conditions in the U.S. and international financial, petroleum and other markets, and other factors discussed in filings with the Securities and Exchange Commission.

Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling (800) 809-0525; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 of any year will be made available on or around August 30 of that year (i) without charge, upon request by calling (800) 809-0525; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available upon request without charge by calling (800) 809-0525 or by visiting the Securities and Exchange Commission website at http://www.sec.gov.

SALIENT MF TRUST

Supplemental Information, continued

June 30, 2014

(Unaudited)

Board Consideration of the Investment Management Agreements

At an in-person meeting of the Board held on January 21, 2014, the Board, including the Independent Trustees, considered and approved the continuation of the Investment Management Agreements between the Trust, on behalf of its series Salient Risk Parity Fund, Salient Alternative Beta Fund, Salient Trend Fund, and Salient Global Equity Fund, and Salient Advisors, L.P. (“Salient Advisers”) (“Salient Advisers Agreement”), and between the Trust, on behalf of its series Salient MLP & Energy Infrastructure Fund II, and SCA (“Salient Capital Agreement”), and together with the Salient Advisers Agreement, the “Advisory Agreements”). In preparation for review of the Advisory Agreements, the Board requested each of Salient Advisers and SCA (the “Advisors”) to provide detailed information which the Board determined to be reasonably necessary to evaluate the agreements. The Independent Trustees also met in-person among themselves prior to the January 21 meeting and on January 20, 2014 to review and discuss aspects of these materials, initially with, and later without, representatives of the Advisors being present. At the request of the Independent Trustees, the Advisors made presentations regarding the materials and responded to questions from the Independent Trustees relating to, among other things, portfolio management, the Funds’ investment programs, the Trust’s and Advisors’ compliance programs, Fund performance including benchmarks and comparisons to other funds, Fund fee levels, other portfolios (including fees) managed by the Advisors and its affiliates and the Advisors’ profitability (including revenue of the Advisors across all its funds). The Board, including the Independent Trustees, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Trustees were assisted at all times by independent counsel.

Following the Board’s review, the Independent Trustees concluded that the Advisory Agreements continue to enable the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted renewal of the advisory fees. It also was noted that the Board’s decision to renew the Advisory Agreements was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services to be provided. With respect to the Advisory Agreements, the Board considered: the background and experience of key investment personnel and the Advisors’ ability to retain them; the Advisors’ focus on analysis of complex asset categories; the Advisors’ disciplined investment approach and commitment to investment principles; the Advisors’ significant investment in and commitment to personnel; the Advisors’ significant compliance efforts and risk and general oversight; and, the Advisors’ oversight of and interaction with service providers. The Board concluded that the nature, extent and quality of the management and advisory service to be provided were appropriate and thus support a decision to approve the Advisory Agreements.

The cost of advisory service to be provided. In analyzing the cost of services and profitability of the Advisors, the Board considered the revenues and expenses of the Advisors, and each Fund’s size. The Board took into account the significant investment by and cost to the Advisors regarding service investment management infrastructure to support the Funds and other support for investors. In addition, the Board recognized the subjective nature of determining profitability. Further, the Independent Trustees recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. On the basis of the Board’s review of the fees charged by the Advisors for investment advisory and related services, the specialized nature of the Funds’ investment programs, the

SALIENT MF TRUST

Supplemental Information, continued

June 30, 2014

(Unaudited)

Advisors’ financial information, and the costs associated with managing the Funds, the Board concluded that the level of investment management fees is appropriate in light of the services provided, the management fees and overall expense ratios of comparable funds and other clients of the Advisors.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale. While noting that the management fees will not decrease as the level of the Funds assets increase, the Board noted the expense limitations, and concluded that the management fee is reasonable and reflects the Funds’ complex investments. The Board noted that it will have the opportunity to periodically re-examine whether the Funds have achieved economies of scale, as well as the appropriateness of management fees payable to the Advisors.

Benefits (such as soft dollars) to the Advisor from its relationship with the Funds. The Board concluded that other benefits derived by the Advisors from its relationship with the Funds, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Funds and investors therein, and are consistent with industry practice and the best interests of the Funds and its shareholders. In this regard, the Board noted that the Advisors may not realize significant if any “soft dollar” benefits from its relationship with the Funds and generally does not accept or utilize such.

Other considerations. The Board determined that the Advisors have made a substantial commitment both to the recruitment and retention of high quality personnel, monitoring and investment decision-making and provision of service, as well as the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders.

Board Consideration of the Investment Management Agreement of Salient MLP Fund

At an in-person meeting of the Board held on October 15, 2013, the Board, including the Independent Trustees, considered and approved an Investment Management Agreement (the “Advisory Agreement”) between the Salient MF Trust (the “Trust”), on behalf of its series Salient MLP Fund, and SCA. In preparation for review of the Advisory Agreement, the Board requested SCA to provide detailed information which the Board determined to be reasonably necessary to evaluate the agreement. The Independent Trustees also met in-person among themselves at the October 15, 2013 meeting to review and discuss aspects of these materials. At the request of the Independent Trustees, SCA made a presentation regarding the materials and responded to questions from the Independent Trustees relating to, among other things, portfolio management, the Fund’s investment program, Fund fee waiver caps/limitations, the Trust’s and SCA’s compliance program, and Fund fee levels and comparisons to other funds. The Independent Trustees used this information, as well as other information that SCA and other service providers submitted to the Board, to help them decide whether to approve the Advisory Agreement. The Board also received a detailed memorandum from Fund counsel regarding the responsibilities of the Board members in connection with their consideration of the Advisory Agreement.

As discussed below, the Board considered many factors and a significant amount of information in evaluating whether the Advisory Agreement and the fee provided therein with respect to the Trust, on behalf of the Fund, should be approved. The Independent Trustees were advised by independent legal counsel with respect to its deliberations regarding the approval of the Advisory Agreement. Following the Board’s review, the Independent Trustees concluded that the Advisory Agreement should enable the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted the approval of the Advisory Agreement. It also was noted that the Board’s

SALIENT MF TRUST

Supplemental Information, continued

June 30, 2014

(Unaudited)

decision to approve the Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services to be provided. With respect to the Investment Management Agreement, the Board considered: the background and experience of key investment personnel and SCA’s ability to retain them; SCA’s focus on analysis of complex asset categories; SCA’s disciplined investment approach and commitment to investment principles; SCA’s significant investment in and commitment to personnel; SCA’s significant compliance efforts and oversight; and, SCA’s oversight of and interaction with service providers. The Board concluded that the nature, extent and quality of the management and advisory service to be provided were appropriate and thus support a decision to approve the Investment Management Agreement.

The cost of advisory service to be provided. In analyzing the projected cost of services and profitability of SCA, the Board considered the potential revenues and expenses of SCA, noting that the analysis necessarily was based on estimates and projections of the Fund’s size, and that the Board would be able to make a much more complete assessment following the commencement of actual operations following the initial two-year period of the Investment Management Agreement. The Board took into account the significant investment by and cost to SCA regarding service infrastructure to support the Fund and its investors.

In addition, the Board recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses compounded by a start-up fund having no assets as yet. Further, the Independent Trustees recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, SCA’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the above, the Independent Trustees reviewed SCA’s methodology and assumptions for allocating expenses to determine profitability. In reviewing projected profitability, the Independent Trustees recognized SCA’s investment in its fund business. Based on their review, the Independent Trustees concluded that the projected level of profitability for the Adviser’s advisory activities was reasonable in light of the services to be provided.

On the basis of the Board’s review of the fees to be charged by SCA for investment advisory and related services, the specialized nature of the Fund’s investment program, SCA’s financial information, and the estimated costs associated with managing the Fund, the Board concluded that the level of the investment management fee is appropriate in light of the services to be provided, the management fees and estimated overall expense ratios of comparable funds and other clients of SCA.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. While noting that the management fee will not decrease as the level of the Fund’s assets increase, the Board noted the expense limitations, and concluded that the management fee is reasonable and reflects the Fund’s complex investments. The Board noted that it will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of the management fee payable to SCA, in the future.

Benefits (such as soft dollars) to SCA from its relationship with the Fund. The Board concluded that other benefits derived by SCA from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors

SALIENT MF TRUST

Supplemental Information, continued

June 30, 2014

(Unaudited)

therein, and are consistent with industry practice and the best interests of the Fund and its shareholders. In this regard, the Board noted that SCA may not realize significant if any “soft dollar” benefits from its relationship with the Fund and generally does not accept or utilize such.

Other considerations. The Board determined that SCA has made a substantial commitment both to the recruitment and retention of high quality personnel, monitoring and investment decision-making and provision of service, as well as the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.

SALIENT MF TRUST

Privacy Policy (Unaudited)

The Funds recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Funds’ policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Funds’ service providers, including the Funds’ investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Funds involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Independent Trustees

Jonathan P. Carroll

Dr. Bernard Harris

Richard C. Johnson

G. Edward Powell

Scott E. Schwinger

Karin B. Bonding

Interested Trustees and Officers

John A. Blaisdell, Trustee and Principal Executive Officer

Jeremy L. Radcliffe, Trustee and Secretary

John E. Price, Treasurer and Principal Financial Officer

Paul A. Bachtold, Chief Compliance Officer

Investment Advisers

Salient Advisors, L.P.

Houston, TX

Salient Capital Advisors, LLC

Houston, TX

Fund Administrator and Transfer Agent

Citi Fund Services Ohio, Inc.

Columbus, OH

Custodian

Citibank, N.A.

New York, NY

Independent Registered Public Accounting Firm

KPMG LLP

Columbus, OH

Legal Counsel

K&L Gates LLP

Boston, MA

Distributor

Foreside Fund Services LLC

Portland, ME

Salient® MF Trust

4265 San Felipe, 8th Floor
Houston, Texas 77027
800.994.0755

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedules of Investments as of the close of the reporting period are included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Salient MF Trust

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date:	August 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date:	August 26, 2014

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date:	August 26, 2014